UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Strategic Portfolio I

Emerging Market Debt Portfolio

International Bond Portfolio

Strategic Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Funds II, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BLACKROCK FUNDS II
ANNUAL REPORT | DECEMBER 31, 2008

BlackRock International Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Strategic Income Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	ANNUAL REPORT	DECEMBER 31, 2008

A Letter to Shareholders

Dear Shareholder

The present time may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the bursting of the housing bubble and the resultant credit crisis swelled into an all-out global financial market meltdown that featured the collapse of storied financial firms, volatile swings in the world’s financial markets and monumental government responses designed to prop up the economy and stabilize the financial system.

The US economy appeared relatively resilient through the first half of 2008, when rising food and energy prices stoked fears of inflation. The tenor changed dramatically in the second half, as inflationary pressure subsided amid plummeting oil prices, while economic pressures escalated in the midst of a rapid deterioration in consumer spending, employment and other key indicators. By period-end, the National Bureau of Economic Research had confirmed what most already knew — the United States was in a recession, which officially began in December 2007. The Federal Reserve Board (the “Fed”), after slashing interest rates aggressively in the early months of the year, resumed that rate-cutting campaign in the fall, with the final reduction in December bringing the target federal funds rate to a record low range of between zero and 0.25%. Importantly, the central bank pledged that future policy moves to revive the global economy and financial markets would comprise primarily of nontraditional and quantitative easing measures, such as capital injections, lending programs and government guarantees.

Against this backdrop, US equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Declines were significant and broad-based, though smaller cap stocks posted somewhat better relative performance. Non-US stocks started off the year stronger, but quickly lost ground as the credit crisis revealed itself to be global in nature and as the global economy turned south. Overall, domestic equities notched better results than non-US equities, reversing the prior years’ trend of international equity outperformance.

In fixed income markets, investors shunned risky assets and sought the safety and liquidity of US Treasury issues. Prices soared, while yields fell to record lows, with the Treasury sector topping all other asset classes over the reporting period. Amid spillover from historic events in the financial sector, municipals contended with fewer market participants, lack of liquidity, a challenging funding environment and a backlog of new-issue supply, all of which contributed to the sector’s underperformance relative to taxable issues. At the same time, economic turmoil combined with dislocated credit markets and substantial technical pressures resulted in the worst year on record for the high yield market.

In all, an investor flight to safety prevailed, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of December 31, 2008	6-month	12-month
US equities (S&P 500 Index)	(28.48)%	(37.00)%
Small cap US equities (Russell 2000 Index)	(26.94)	(33.79)
International equities (MSCI Europe, Australasia, Far East Index)	(36.41)	(43.38)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	17.70	20.06
Taxable fixed income (Barclays Capital US Aggregate Index*)	4.07	5.24
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	(2.49)	(2.47)
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index*)	(25.07)	(25.88)

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary	International Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Citigroup Non-US World Government Bond Index for the 12-month period. The Portfolio recently changed its fiscal year end to December 31.

What factors influenced performance?

•

For the year, the Portfolio’s overweight allocation to high-quality US spread assets detracted from performance. Exposure to commercial mortgage-backed securities (“CMBS”), non-agency adjustable rate mortgages (“ARMs”) and investment-grade credit proved most detrimental. Also hindering Portfolio results were exposure to Lehman Brothers and a short duration positioning in the United States and Japan.

•

By contrast, the Portfolio benefited from overweights in non-US government bonds, particularly in Germany and the United Kingdom, as rates rallied on the back of interest rate cuts by the Bank of England (“BOE”) and the European Central Bank (“ECB”) in response to deteriorating economies. Specifically, the Portfolio was overweight duration in German bonds and underweight duration in peripheral European Monetary Union (“EMU”) countries. As the spread between Germany and the peripheral EMU countries widened dramatically, this aided relative performance. Long duration positions in Australia proved advantageous as well.

•

Currency positions added to Portfolio returns over the one-year period. A long position in the Japanese yen (“JPY”) versus the Euro (“EUR”) enhanced performance as the JPY appreciated. An underweight in the Polish Zloty (“PLN”) versus the EUR and in the British Pound (“GBP”) versus the US dollar (“USD”) also had a positive impact.

Describe recent Portfolio activity.

•

During the annual period, we increased the Portfolio’s duration posture in Germany, the United Kingdom, Australia and Mexico, with some profit taking over the year as rates rallied in these regions. We maintained its overweight in high-quality US spread assets, adding to investment-grade corporate debt.

•

Currencies were actively managed throughout the year, and more recently, we established a short position in PLN versus EUR, subsequently taking profits. We added a long Norwegian Krone (“NOK”) versus EUR position, and in December, also added a long GBP versus EUR position, as the GBP weakened dramatically.

Describe Portfolio positioning at period end.

•

Full-year economic contractions are expected in much of the developed world in 2009, specifically in Germany, the United Kingdom, the United States and Japan. With the United States and Japan near zero base rates, we turn our attention to markets with the ability to further reduce rates. Given the scope for more aggressive moves by the ECB and BOE, we maintain overweights in countries such as Germany and the United Kingdom, as we feel these bonds should outperform in the medium term.

•

On a sector basis, we maintain our preference for the high-quality mortgages and commercial mortgage-backed sectors as they remain cheap relative to other areas. We continue to believe that as stability returns to financial markets, spreads will recover gradually.

•

Within currencies, the Portfolio held a 2.5% active short position to the EUR at 44% of net asset value (NAV), it was flat in the JPY versus the benchmark at 40% of NAV, and was 0.5% long in the GBP at 7% of NAV.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of December 31, 2008

Geographic Allocation	Percent of Long-Term Investments
Japan	29%
United States	29
United Kingdom	5
Denmark	5
Ireland	5
France	4
Netherlands	4
Spain	4
Canada	3
Finland	3
Italy	2
Germany	2
Mexico	1
Switzerland	1
Portugal	1
Czechoslovakia	1
Sweden	1

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	52%
Corporate Bonds	22
Non-U.S. Government Agency Mortgage-Backed Securities	12
U.S. Government Agency Mortgage-Backed Securities	6
Asset Backed Securities	5
U.S. Government & Agency Obligations	2
Capital Trusts	1

Although the geographic allocation and portfolio composition listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	ANNUAL REPORT	DECEMBER 31, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

2	The Portfolio invests primarily in non-investment grade bonds with maturities of ten years or less.

3	This unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Performance Summary for the Period Ended December 31, 2008

			Average Annual Total Returns[4]
	Standardized 30-Day Yields	6-Month Total Returns	1 Year		5 Years		10 Years
			w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	3.28%	(0.56)%	2.84%	N/A	3.84%	N/A	6.23%	N/A
Institutional	3.25	(0.48)	2.82	N/A	3.73	N/A	6.10	N/A
Service	2.93	(0.64)	2.57	N/A	3.45	N/A	5.81	N/A
Investor A	2.95	(0.75)	2.42	(1.66)%	3.41	2.56%	5.69	5.25%
Investor B	2.03	(1.17)	1.58	(2.59)	2.58	2.24	5.15	5.15
Investor C	2.02	(1.04)	1.70	0.77	2.58	2.58	4.89	4.89
Citigroup Non-U.S. World Government Bond Index	—	4.17	10.11	N/A	5.97	N/A	5.59	N/A

4	Assuming maximum sales charges, if any. Average annual returns with and without sales charges reflect reductions for distributions and service fees. See “About Portfolios’ Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees. N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$994.42	$3.97	$1,000.00	$1,020.97	$4.03
Institutional	$1,000.00	$995.17	$4.12	$1,000.00	$1,020.82	$4.18
Service	$1,000.00	$993.59	$5.71	$1,000.00	$1,019.20	$5.80
Investor A	$1,000.00	$992.46	$5.93	$1,000.00	$1,018.97	$6.03
Investor B	$1,000.00	$988.33	$10.04	$1,000.00	$1,014.77	$10.23
Investor C	$1,000.00	$989.65	$9.61	$1,000.00	$1,015.21	$9.79

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.79% for BlackRock, 0.82% for Institutional, 1.14% for Service, 1.18% for Investor A, 2.00% for Investor B and 1.92% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	DECEMBER 31, 2008	5

Portfolio Summary	Emerging Market Debt Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed its benchmark, the JP Morgan Global Diversified Emerging Markets Bond Index, for the period since inception (February 1, 2008) through December 31, 2008.

What factors influenced performance?

•

Effectively managing risk during a period of global economic turmoil was the primary driver of the Portfolio’s outperformance of the benchmark. Specifically, we maintained liquidity by favoring on-the-run bonds (most recently issued) and retaining virtually no corporate exposure, and we avoided problem credits in the index, such as Pakistan and Kazakhstan. Active management in Brazil and Mexico also aided performance as high-quality credits were the first to recover when the market rallied. Additionally, the Portfolio benefited from exposure to local interest rates in Mexico.

•

By contrast, pressure on the global financial system led emerging market external debt spreads to widen considerably during the second half of 2008. We covered our underweight positions too early when sell-offs began, which had a negative impact on performance. This effect was somewhat mitigated by purchasing higher-quality sovereign debt. Credit quality became increasingly important as higher-quality sovereigns differentiated themselves from many of the weaker names. Elsewhere, the Portfolio’s overweight allocation to Russia detracted from performance as its corporate and sovereign debt underperformed in the face of heightened economic and political risk.

•

Overall, emerging market currencies underperformed the dollar over the year. Both short positions and outright option positions in the Korean Won (“KRW”), Taiwan Dollar (“TWD”), and Philippine Peso (“PHP”) aided performance, as Asian currencies weakened due to risk aversion. A long position in the Mexican Peso (“MXN”) hurt performance as the currency experienced volatility.

Describe recent Portfolio activity.

•

We maintained the Portfolio’s overweight to sovereign debt in both Brazil and Mexico, though we took some profits over the year. Despite positive indicators for Russia, the severe underperformance of Russian assets led us to reduce exposure to both sovereign and corporate debt in the region. We tactically managed exposure to higher beta credits, such as Argentina and Venezuela, and chose to add a small amount of risk in Venezuela late in the year.

•

We actively managed currencies throughout the year and recently established long positions in the MXN and Turkish Lira (“TRY”). Mid-year, we took profits on a KRW put option and replaced it with a cheaper TWD put option, from which we later benefited. During the fourth quarter, we established a short position in the Polish Zloty (“PLN”) due to vulnerability in Eastern European currencies. Additionally, we exercised a TRY put option as protection against weakness in the local markets.

Describe Portfolio positioning at period end.

•

Most sovereign balance sheets remain strong, and in many cases, look better than those of developed countries. Broadly speaking, we continue to favor Brazil and Mexico, while maintaining underweight positions in many of the smaller, illiquid credits. Weaker credits remain at distressed valuations, but can also afford opportunities. In this regard, we will continue to tactically manage exposure to Argentina and Venezuela.

•

Despite a steep drop in trade and consumption in Asia and slowing growth in Asia and Eastern Europe, any recovery in the global economy will inevitably be tied to growth in emerging markets. The Portfolio is well-positioned to take advantage of future growth and the strong performance of emerging market assets by remaining liquid and favoring sovereigns over corporate debt. Overall, the Portfolio still maintains much better liquidity than the benchmark.

•	With respect to currency positioning, we ended the period tactically long the MXN and TRY.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of December 31, 2008

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	88%
Corporate Bonds	12

•	See geographic allocation on page 11.

Although the portfolio composition listed above is current as of the period indicated, the Portfolio is regularly monitored and its composition may vary.

6	ANNUAL REPORT	DECEMBER 31, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional shares do not have a sales charge.

2	Commencement of operations.

3	The Portfolio invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis).

4	This index is a uniquely-weighted version of the EMBI Global, which tracks total returns for U.S-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities across 38 countries. The EMBI Global Diversified limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Performance Summary for the Period Ended December 31, 2008

			Total Returns[5]
			Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge
BlackRock	7.30%	(10.34)%	(11.59)%	N/A
Institutional	7.24	(10.41)	(11.70)	N/A
Investor A	6.89	(10.61)	(11.99)	(15.53)%
Investor C	6.14	(10.98)	(12.61)	(13.44)
JP Morgan Global Diversified EMBI Index	—	(11.75)	(12.80)	N/A

5	Assuming maximum sales charges, if any. Average annual returns with and without sales charges reflect reductions for distributions and service fees. See “About Portfolios’ Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees. N/A - Not applicable as share class and index do not have a sales charge.

6	The Portfolio commenced operations on February 1, 2008.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$896.56	$3.99	$1,000.00	$1,020.74	$4.26
Institutional	$1,000.00	$895.93	$4.60	$1,000.00	$1,020.09	$4.91
Investor A	$1,000.00	$893.92	$5.59	$1,000.00	$1,019.03	$5.97
Investor C	$1,000.00	$890.21	$9.24	$1,000.00	$1,015.10	$9.90

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.84% for BlackRock, 0.96% for Institutional, 1.17% for Investor A and 1.94% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	DECEMBER 31, 2008	7

Portfolio Summary	Strategic Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Barclays Capital US Aggregate Index for the period from inception (February 5, 2008) through December 31, 2008.

•

The Portfolio is structured as a fund of funds, investing in other BlackRock mutual funds based on the market views of BlackRock’s Fixed Income Portfolio Management Group and the fund’s portfolio managers.

What factors influenced performance?

•

During the period, the single largest detractor from the Portfolio’s performance was its allocation to the BlackRock High Yield Bond Portfolio, which averaged between 30% and 45%. During the period, the fund (I shares) returned -25.8%, with most of the negative performance occurring during the fourth quarter, when the fund returned -20.8%. High yield is not component of the Portfolio’s benchmark, but is a significant allocation in most other funds in its competitive universe.

•

The Portfolio’s second largest allocation, and its largest at period-end, was to the BlackRock Low Duration Bond Portfolio. During the period, the allocation to the fund ranged between 20% and 60%, and the fund returned -10.6% as a number of the investment-grade sectors it invests in, like commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), non-Agency mortgage-backed securities (“MBS”) and investment-grade corporates, underperformed higher-quality Treasury and Agency securities. Once again, the sharpest underperformance occurred during the fourth quarter.

Describe recent Portfolio activity.

•

As credit conditions became more challenging during the year, culminating in a very difficult fourth quarter in the wake of the Lehman Brothers bankruptcy, the Portfolio’s allocation to high yield was reduced from over 43% to about 32% at period end.

•	At the same time, the Portfolio’s allocation to the low duration space increased from under 20% at the beginning of the period to about 59% at period end.

•

During the third quarter, a 5% position in the BlackRock International Bond Portfolio was initiated within the Portfolio, given attractive opportunities created by the global selloff in markets outside the US.

Describe Portfolio positioning at period end.

•

The Portfolio’s single largest position is in the low duration investment-grade space, where we believe forced liquidations on the part of leveraged investors during the year have created attractive opportunities in high-quality structured assets such as CMBS, ABS, and non-Agency MBS. We also think opportunities exist in investment-grade corporate bonds. These opportunities are particularly present in the low duration space where maturities are shorter and US monetary policy is likely to keep interest rates anchored over the next year. Accordingly, the Portfolio is overweight those attractively-priced sectors.

•

Elsewhere, we believe that the high yield space is also attractive, since part of the acute selloff in high yield markets in 2008 (high yield returned -26%) can be attributed to the same forced selling by leveraged players that impacted the investment-grade space. In our view, current high yield valuations, which reached record cheap levels in December 2008, incorporate the potential for much higher default levels than we believe are likely to occur, and patient, risk tolerant investors will be rewarded with attractive returns. Given tight credit conditions and a challenging economy, the Portfolio is positioned primarily in defensive sectors, with allocations both to cash and to bank loans.

•

At period end, the Portfolio’s assets were invested in the following BlackRock funds: Low Duration Bond Portfolio (58.7%), High Yield Bond Portfolio (32.4%), and International Bond Portfolio (5.6%), with the remainder in cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of December 31, 2008

Portfolio Allocation	Percent of Affiliated Investment Companies
Fixed Income Funds	98%
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Low Duration Bond Portfolio	59%
BlackRock High Yield Bond Portfolio	33
BlackRock International Bond Portfolio	6
BlackRock TempFund	2

Although the portfolio allocation and holdings listed above are current as of the period indicated, the Portfolio is regularly monitored and its composition may vary.

8	ANNUAL REPORT	DECEMBER 31, 2008

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional shares do not have a sales charge.

2	Commencement of operations.

3	Under normal market conditions, the Portfolio will invest at least 65% of its assets in other BlackRock fixed-income mutual funds that invest in sectors of the market, including, but not limited to high yield securities, international securities, emerging markets debt and mortgages.

4	This unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Performance Summary for the Period Ended December 31, 2008

			Total Returns[5]
			Since Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge
Institutional	7.76%	(14.83)%	(15.06)%	N/A
Investor A	7.27	(14.84)	(15.13)	(18.55)%
Investor C	6.76	(15.09)	(15.79)	(16.58)
Barclays Capital U.S. Aggregate Index	—	4.07	3.18	N/A

5	Assuming maximum sales charges, if any. Average annual returns with and without sales charges reflect reductions for distributions and service fees. See “About Portfolios’ Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees. N/A - Not applicable as share class and index do not have a sales charge.

6	The Portfolio commenced operations on February 5, 2008.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[7]
Institutional	$1,000.00	$851.67	$0.70	$1,000.00	$1,024.24	$0.76
Investor A	$1,000.00	$851.63	$1.85	$1,000.00	$1,022.97	$2.03
Investor C	$1,000.00	$849.10	$5.31	$1,000.00	$1,019.18	$5.82

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.15% for Institutional, 0.40% for Investor A and 1.14% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal period divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

ANNUAL REPORT	DECEMBER 31, 2008	9

About Portfolios’ Performance

•

BlackRock and Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Each Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waving its fees after February 1, 2010.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) are intended to assist shareholders both in calculating expenses based on an investment in the Portfolios and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	ANNUAL REPORT	DECEMBER 31, 2008

The Benefits and Risks of Leveraging

The Portfolios may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage through borrowings or issuance of short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Portfolio, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Portfolio’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Portfolio may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment returns.

Derivative Instruments

The Portfolios may invest in various derivative instruments, including swap agreements, swaptions, futures and forward currency contracts, and other instruments specified in the Notes to Financial Statements, which constitute additional forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

Geographic Allocation

Emerging Market Debt	Percent of Long-Term Investments
Brazil	19%
Russia	12
Mexico	10
Colombia	10
Turkey	9
Indonesia	8
Venezuela	5
Panama	5
Philippines	5
Uruguay	4
Malaysia	3
Peru	3
South Africa	3
Argentina	1
Ukraine	1
Ecuador	1
Dominican Republic	1

Although the geographic allocation listed above is current as of the period indicated, the Portfolio is regularly monitored and its composition may vary.

ANNUAL REPORT	DECEMBER 31, 2008	11

Schedule of Investments December 31, 2008	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Capital Trusts
France — 0.1%
Societe Generale,
7.00%, 12/29/49 (a)(b)	EUR	650	$589,259

Norway — 0.2%
DnB NOR Bank ASA,
7.07%, 11/29/49 (a)(b)		725	852,182

United Kingdom — 0.2%
Royal Bank of Scotland Group Plc, Capital Securities,
6.99%, 10/05/49 (a)(b)(c)(d)	USD	1,675	783,123

United States — 0.1%
Bank of America Corp., Depositary Shares,
8.00%, 12/31/49 (a)(b)		800	575,431

Total Capital Trusts — 0.6%			2,799,995

Asset Backed Securities
United States — 5.2%
Bank of America Credit Card Trust, Series 08-A9, Class A9,
4.07%, 2/16/10		5,460	5,214,739
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13		3,730	3,488,195
Home Equity Asset Trust, Series 07-2, Class 2A1,
0.58%, 7/25/37 (a)		1,111	926,345
Student Loan Marketing Assoc. Student Loan Trust, Series 03-10,
5.15%, 12/15/39	GBP	1,280	1,772,355
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
4.64%, 10/25/16 (a)	USD	1,700	1,616,472
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
4.84%, 1/25/18 (a)		1,800	1,632,123
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
5.24%, 7/25/23 (a)		1,800	1,556,105
USAA Auto Owner Trust, Series 06-2, Class A4,
5.37%, 2/15/12		6,375	6,216,117

Total Asset Backed Securities — 5.2%			22,422,451

Corporate Bonds
Canada — 1.3%
Royal Bank of Canada, Senior Unsecured Notes,
4.63%, 12/07/10	GBP	3,830	5,605,624

Denmark — 1.3%
Nykredit Denmark,
5.00%, 10/01/38 (a)	DKK	20,185	3,511,328
Realkredit Denmark,
5.00%, 1/01/38 (a)		12,655	2,204,970

			5,716,298

France — 0.5%
BNP Paribas,
5.43%, 9/07/17	EUR	450	642,551
GDF Suez,
6.88%, 1/24/19		400	590,205
Reseau Ferre de France, Unsecured Notes,
5.50%, 12/01/21	GBP	600	966,947

			2,199,703

Ireland — 1.3%
DEPFA ACS Bank,
4.25%, 12/15/09	EUR	400	548,917
GE Capital European Funding,
4.38%, 3/30/11		840	1,149,783
GE Capital UK Funding,
5.13%, 3/03/15	GBP	2,825	3,749,928

			5,448,628

Italy — 2.0%
Buoni Poliennali del Tesoro,
4.25%, 2/01/15	EUR	5,945	8,442,991

Japan — 5.8%
East Japan Railway Co.,
4.75%, 12/08/31	GBP	1,500	1,961,237
European Investment Bank,
1.25%, 9/20/12	JPY	1,043,900	11,523,585
1.40%, 6/20/17		723,500	7,779,568
Japan Finance Corp.,
5.75%, 8/09/19	GBP	2,160	3,554,989

			24,819,379

Netherlands — 3.0%
Diageo Finance BV, Unsecured Notes,
5.50%, 4/01/13 (c)	USD	675	671,107
Rabobank Nederland, Senior Notes,
4.21%, 4/06/09 (a)(c)(d)		12,200	12,193,302

			12,864,409

Sweden — 0.6%
AB Spintab, Notes,
4.38%, 4/20/09	EUR	1,780	2,473,669

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated certain descriptions according to the list on the right.	AED	United Arab Emirates Dirham	JPY	Japanese Yen
	AUD	Australian Dollar	LIBOR	London InterBank Offered Rate
	CAD	Canadian Dollar	MXIBTIIE	Mexico InterBank TIIE 28 Day
	CDX EM.10	Dow Jones CDX Emerging	MXN	Mexican Peso
		Market Series 10	MYR	Malaysian Ringgit
	CHF	Swiss Francs	NOK	Norwegian Krone
	CMT	Constant Maturity Treasury Rate	NZD	New Zealand Dollar
	CZK	Czechoslovakian Krone	PLN	Polish Zloty
	DKK	Danish Krone	SEK	Swedish Krona
	EUR	Euro	SGD	Singapore Dollar
	EURIBOR	Euro InterBank	TBA	To Be Announced
		Offered Rate	TWD	Taiwanese Dollar
	GBP	British Pound	TRY	Turkish Lira
	HUF	Hungrian Forint	USD	United States Dollar
	IO	Interest Only	ZAR	South African Rand

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2008

Schedule of Investments (continued)	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Switzerland — 1.4%
Credit Suisse Corp., Subordinated Notes,
6.00%, 2/15/18	USD	2,650	$2,433,561
European Investment Bank,
2.00%, 8/29/16	CHF	2,440	2,211,413
UBS AG, Senior Notes,
5.88%, 12/20/17 (c)	USD	1,600	1,469,832

			6,114,806

United Kingdom — 1.0%
Barclays Bank Plc, Subordinated Notes,
6.05%, 12/04/17 (d)		2,100	1,851,284
Network Rail Infrastructure Finance, Senior Secured Notes,
4.88%, 11/27/15	GBP	1,630	2,509,057

			4,360,341

United States — 5.1%
Bank of America Corp., Senior Unsecured Notes,
5.75%, 12/01/17	USD	295	294,540
Citigroup, Inc., Unsecured Bonds,
2.24%, 12/09/22	JPY	200,000	1,968,397
General Electric Capital Corp., Senior Unsecured Notes,
6.63%, 2/04/10	NZD	5,925	3,306,655
General Electric Capital Corp., Senior Unsubordinated Notes,
6.50%, 9/28/15		5,245	2,432,595
General Electric Capital Corp., Unsecured Notes,
6.15%, 8/07/37	USD	1,590	1,594,159
JPMorgan Chase & Co.,
3.63%, 12/12/11	EUR	3,300	4,609,138
JPMorgan Chase & Co., Unsecured Notes,
6.00%, 1/15/18	USD	2,625	2,770,751
Lehman Brothers Holdings, Inc., Senior Notes,
5.63%, 1/24/13 (e)		4,355	413,725
Wachovia Corp., Senior Notes,
5.75%, 2/01/18		2,870	2,875,711
Wells Fargo & Co.,
6.04%, 1/25/12 (a)	GBP	1,400	1,853,515

			22,119,186

Total Corporate Bonds — 23.3%			100,165,034

Foreign Government Obligations
Australia — 0.2%
Australia Government Bond,
6.50%, 5/15/13	AUD	925	724,639

Canada — 1.9%
Canadian Government Bond, Index Linked Security,
2.00%, 12/01/41	CAD	6,501	5,294,964
Province of Ontario Bonds,
4.70%, 6/02/37		3,657	2,960,289

			8,255,253

Czechoslovakia — 0.8%
Czech Republic Government Bonds,
4.00%, 4/11/17	CZK	64,160	3,266,623

Denmark — 3.6%
Kingdom of Denmark,
6.00%, 11/15/11	DKK	45,140	9,190,667
4.00%, 11/15/17		15,835	3,105,776
7.00%, 11/10/24		11,700	2,953,229

			15,249,672

Finland — 2.8%
Finnish Government Bonds,
4.25%, 7/04/15	EUR	8,290	12,176,297

France — 3.7%
France Government Bonds,
4.00%, 10/25/38		10,889	15,946,134

Germany — 1.7%
Bundesrepublic Deutschland,
6.50%, 7/04/27		455	860,705
5.63%, 1/04/28		3,775	6,533,206

			7,393,911

Ireland — 3.6%
Irish Treasury Notes,
3.25%, 4/18/09		11,000	15,311,376

Japan — 24.7%
Japan Government Bonds,
2.20%, 6/20/26	JPY	1,599,000	18,882,347
2.10%, 12/20/27		697,400	8,160,473
Japan Government CPI Linked Bonds, Series 14,
1.20%, 12/10/17		1,175,400	11,489,117
Japan Government CPI Linked Bonds, Series 15,
1.40%, 3/10/18		195,600	1,920,730
Japan Government CPI Linked Bonds, Series 4,
0.50%, 6/10/15		279,000	2,720,247
Japan Government CPI Linked Bonds, Series 9,
1.10%, 9/10/16		850,149	8,377,569
Japan Government Five Year Bonds,
1.10%, 9/20/13		2,804,700	31,559,388
Japan Government Ten Year Bonds,
1.50%, 9/20/18		2,033,000	23,190,037

			106,299,908

Mexico — 1.4%
Mexican Bonos,
7.75%, 12/14/17	MXN	50,980	3,629,359
8.00%, 12/07/23		31,670	2,237,951
10.00%, 12/05/24		3,425	284,096

			6,151,406

Netherlands — 1.3%
Netherland Government Bonds,
3.75%, 1/15/23	EUR	4,130	5,753,158

Poland — 0.0%
Poland Government Bonds,
5.25%, 4/25/13	PLN	485	163,521

Portugal — 1.1%
Portugal Obrigacoes do Tesouro OT,
5.45%, 9/23/13	EUR	3,000	4,517,231

Spain — 3.7%
Bonos y Obligation del Estado,
5.75%, 7/30/32		5,895	9,924,725
Kingdom of Spain,
5.00%, 7/30/12		4,155	6,146,963

			16,071,688

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2008	13

Schedule of Investments (continued)	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Government Obligations
United Kingdom — 3.0%
United Kingdom Treasury Bonds,
4.50%, 12/07/42	GBP	6,565	$10,738,578
4.25%, 12/07/49		1,350	2,119,050

			12,857,628

Total Foreign Government Obligations — 53.5%			230,138,445

U.S. Government Agency Mortgage-Backed Securities
United States — 6.5%
Federal Home Loan Mortgage Corp. 1 Year CMT,
4.62%, 2/01/35 (a)(f)	USD	3,926	3,850,299
Federal Home Loan Mortgage Corp., Series 232 (IO),
5.00%, 8/01/35 (a)		6,129	698,022
Federal National Mortgage Assoc. 30 Year TBA,
5.50%, 1/01/39		16,100	16,512,563
Government National Mortgage Assoc. I 30 Year TBA,
6.00%, 1/01/39		5,500	5,677,045
5.50%, 2/01/39		1,100	1,128,531

Total U.S. Government Agency Mortgage-Backed Securities — 6.5%			27,866,460

Non-U.S. Government Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.8%
United Kingdom — 0.8%
Permanent Financing Plc, Series 5, Class 3A,
2.35%, 6/10/09 (a)(c)		3,835	3,675,145

United States — 2.0%
American Home Mortgage Asset Trust, Series 06-6, Class A1A,
0.66%, 12/25/46 (a)		777	321,823
Bear Stearns Adjustable Rate Mortgage Trust, Series 06-2, Class 2A1,
5.65%, 7/25/36 (a)		1,991	1,048,497
Bear Stearns Mortgage Trust, Series 04-13, Class A1,
0.84%, 11/25/34 (a)		1,075	591,306
Bear Stearns Mortgage Trust, Series 04-6, Class 3A,
5.43%, 9/25/34 (a)		933	594,376
Countrywide Home Loans, Series 03-56, Class 5A1,
4.77%, 12/25/33 (a)		1,026	755,273
Deutsche ALT-A Securities, Inc., Series 06-OA1, Class A1,
0.67%, 2/25/47 (a)		1,033	419,228
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR1, Class 4A1,
5.14%, 1/25/35 (a)		1,172	792,406
Goldman Sachs Residential Mortgage Loan Trust, Series 06-OA1, Class 2A1,
0.66%, 8/25/46 (a)		974	473,325
JPMorgan Mortgage Trust, Series 04-A5, Class 3A1,
5.30%, 12/25/34 (a)		1,188	847,743
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR10, Class 3A2,
6.09%, 8/25/46 (a)		847	458,869
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18, Class 3A2,
5.54%, 1/25/37 (a)		2,134	1,147,843
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY1, Class 3A2,
5.88%, 2/25/37 (a)		936	575,576
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA3, Class 4A-1,
3.03%, 4/25/47 (a)		1,049	440,504

			8,466,769

Commercial Mortgage-Backed Securities — 9.3%
United States — 9.3%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2,
6.50%, 4/15/36		3,030	2,974,062
Banc of America Commercial Mortgage, Inc., Series 04-5, Class A3,
4.56%, 11/10/41		2,470	2,256,092
Banc of America Commercial Mortgage, Inc., Series 05-1, Class A4,
4.99%, 11/10/42 (a)		4,320	3,997,341
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6,
4.83%, 11/11/41		1,015	877,030
Cobalt Commercial Mortgage Trust, Series 07-C3, Class A4,
5.82%, 6/15/17 (a)		1,095	805,164
Commercial Mortgage Asset Trust, Series 99-C1, Class A3,
6.64%, 1/17/32		1,035	1,031,579
Commercial Mortgage Pass-Through Certificates, Series 07-C9, Class A2,
5.81%, 7/10/12 (a)		995	788,500
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35		5,655	5,087,685
General Electric Capital Commercial Mortgage Corp., Series 05-C4, Class A4,
5.33%, 11/10/45 (a)		1,685	1,395,900
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2,
7.46%, 8/16/33 (a)		1,628	1,624,684
Goldman Sachs Mortgage Securities Corp. II, Series 05-GG4, Class A4,
4.76%, 7/10/39		2,150	1,738,279
Greenwich Capital Commercial Funding Corp., Series 04-GG1A, Class A4,
4.76%, 6/10/36		880	854,173
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3,
5.86%, 10/12/11		4,530	4,324,002
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-CBX, Class A4,
4.53%, 1/12/37		2,700	2,458,269

See Notes to Financial Statements.

14	ANNUAL REPORT	DECEMBER 31, 2008

Schedule of Investments (continued)	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)			Value
Non-U.S. Government Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
United States (concluded)
LB Commercial Conduit Mortgage Trust, Series 07-C3, Class A4,
5.94%, 6/15/17 (a)	USD	375		$287,266
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2,
7.37%, 8/15/26		1,565		1,563,744
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C8, Class A4,
4.51%, 12/15/29		3,825		3,475,628
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C6, Class A4,
5.86%, 7/15/40 (a)		650		462,489
Morgan Stanley Capital I, Inc., Series 99-FNV1, Class A2,
6.53%, 3/15/31 (a)		25		24,502
Morgan Stanley Capital I, Series 07-HQ11, Class A4,
5.45%, 2/12/44 (a)		2,365		1,754,135
Morgan Stanley Capital I, Series 07-HQ13, Class A3,
5.57%, 12/15/44		1,585		1,079,003
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A4,
5.74%, 5/15/43 (a)		800		636,940
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class A4,
5.31%, 11/15/48		620		464,623

				39,961,090

Total Non-U.S. Government Agency Mortgage-Backed Securities — 12.1%				52,103,004

U.S. Government & Agency Obligations
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10 (g)		4,390		4,528,105
U.S. Treasury Inflation Protected Bonds,
1.75%, 1/15/28		3,330		3,180,535

Total U.S. Government & Agency Obligations — 1.8%				7,708,640

Total Long-Term Investments (Cost — $444,276,214) — 103.0%				443,204,029

	Shares
Short-Term Securities
United States — 0.4%
BlackRock Liquidity Funds, TempFund, 1.66% (h)(i) (Cost — $1,516,588) — 0.4%		1,516,588		1,516,588

	Contracts
Options Purchased
Over the Counter Call Swaptions Purchased
Receive a fixed rate of 5.47% and pay a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker, Bank of America, N.A.		1,770	(j)	3,596,040

Over the Counter Put Swaptions Purchased
Pay a fixed rate of 5.47% and receive a floating rate based on 3-month USD LIBOR, expiring May 2012, Broker, Bank of America, N.A.		1,770	(j)	254,647

Total Options Purchased (Cost — $1,405,380) — 0.9%				3,850,687

Total Investments Before Outstanding Options Written (Cost — $447,198,182*) — 104.3%				448,571,304

Options Written
Over the Counter Call Swaptions Written
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association		(1,400	)(j)	(3,371,628)

Over the Counter Put Swaptions Written
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month USD LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association		(1,400	)(j)	(32,985)

Total Options Written (Premiums Received — $ 1,049,300) — (0.8)%				(3,404,613)

Total Investments Net of Outstanding Options Written — 103.5%				445,166,691
Liabilities in Excess of Other Assets — (3.5)%				(14,926,736)

Net Assets — 100.0%				$430,239,955

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$447,571,050

Gross unrealized appreciation	$34,046,057
Gross unrealized depreciation	(33,045,803)

Net unrealized appreciation	$1,000,254

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	Security, or a portion thereof, subject to mortgage dollar roll transactions.

(h)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost		Sales Cost	Realized Loss	Income
BlackRock Liquidity Funds, TempFund	$1,516,588	*	—	—	$763
Merrill Lynch Mortgage Investors, Inc., Series 06-3, Class 2A1	—		$3,154,842	$(645,639)	$33,015

*	Represents net purchase cost.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2008	15

Schedule of Investments (continued)	International Bond Portfolio

(i)	Represents current yield as of report date.

(j)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of December 31, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
CAD	8,144,900	USD	6,883,615	1/21/09	$(288,258)
CAD	1,809,000	USD	1,395,322	1/21/09	69,521
CAD	1,047,000	USD	864,781	1/21/09	(16,969)
CHF	1,346,800	USD	1,189,777	1/21/09	75,863
CZK	24,000,000	USD	1,173,887	1/21/09	67,394
DKK	4,100,000	USD	688,150	1/21/09	76,186
EUR	2,866,641	PLN	11,033,500	1/21/09	267,467
EUR	67,875,000	USD	86,201,926	1/21/09	8,055,908
EUR	2,600,000	USD	3,660,665	1/21/09	(50,052)
EUR	2,600,000	USD	3,326,997	1/21/09	283,617
EUR	1,900,000	USD	2,652,552	1/21/09	(14,027)
EUR	703,800	USD	890,532	1/21/09	86,833
EUR	475,000	USD	633,123	1/21/09	26,508
EUR	456,300	USD	582,635	1/21/09	51,027
GBP	430,000	USD	659,330	1/21/09	(41,475)
GBP	396,300	USD	614,804	1/21/09	(45,372)
JPY	5,018,300,000	USD	54,126,085	1/21/09	1,257,408
JPY	322,535,000	USD	3,647,171	1/21/09	(87,576)
JPY	60,000,000	USD	664,789	1/21/09	(2,611)
JPY	53,175,000	USD	589,680	1/21/09	(2,825)
MXN	22,974,400	USD	1,695,276	1/21/09	(48,969)
NOK	7,616,000	USD	1,146,556	1/21/09	(60,689)
PLN	5,026,111	EUR	1,297,061	1/21/09	(109,639)
PLN	3,060,855	EUR	790,000	1/21/09	(66,911)
PLN	11,870,400	USD	4,286,581	1/21/09	(291,485)
PLN	2,430,000	USD	870,015	1/21/09	(52,175)
SEK	24,996,100	USD	3,104,176	1/21/09	55,367
SGD	3,013,000	USD	2,045,833	1/21/09	43,916
USD	288,061	AUD	450,000	1/21/09	(24,916)
USD	4,256,576	CAD	5,346,000	1/21/09	(72,363)
USD	2,333,398	CAD	2,877,500	1/21/09	3,334
USD	681,231	CAD	860,000	1/21/09	(15,156)
USD	665,789	CAD	809,000	1/21/09	10,699
USD	568,532	CAD	700,000	1/21/09	1,704
USD	406,822	CAD	515,000	1/21/09	(10,201)
USD	415,656	CHF	500,000	1/21/09	(54,213)
USD	4,123,097	CZK	75,832,000	1/21/09	201,063
USD	16,495,189	DKK	97,541,000	1/21/09	(1,688,757)
USD	3,389,563	EUR	2,641,000	1/21/09	(277,987)
USD	3,335,544	EUR	2,400,000	1/21/09	2,670
USD	3,083,825	EUR	2,205,000	1/21/09	21,747
USD	2,924,438	EUR	2,000,000	1/21/09	147,043
USD	2,601,265	EUR	1,845,000	1/21/09	39,119
USD	1,288,140	EUR	1,000,000	1/21/09	(100,557)
USD	1,093,786	EUR	800,000	1/21/09	(17,171)
USD	421,082	EUR	300,000	1/21/09	4,473
USD	419,083	EUR	310,000	1/21/09	(11,413)
USD	416,865	EUR	330,000	1/21/09	(41,406)
USD	5,732,806	GBP	3,872,000	1/21/09	169,240
USD	1,021,483	GBP	685,000	1/21/09	37,227
USD	623,405	GBP	420,000	1/21/09	19,920
USD	558,924	GBP	365,000	1/21/09	34,466
USD	418,102	GBP	280,000	1/21/09	15,778
USD	2,937,587	JPY	260,000,000	1/21/09	68,148
USD	2,646,809	JPY	236,905,000	1/21/09	32,253
USD	2,292,862	JPY	208,000,000	1/21/09	(2,689)
USD	2,168,175	JPY	196,000,000	1/21/09	5,059
USD	1,284,768	JPY	115,385,000	1/21/09	11,344
USD	1,107,523	JPY	100,000,000	1/21/09	3,892
USD	957,059	JPY	88,620,000	1/21/09	(20,979)
USD	8,444,521	MXN	109,631,000	1/21/09	588,546
USD	5,781,056	NZD	9,440,000	1/21/09	283,455
USD	1,023,132	PLN	3,105,000	1/21/09	(21,886)
USD	807,144	PLN	2,520,000	1/21/09	(40,986)
USD	522,861	PLN	1,450,000	1/21/09	34,850
USD	494,666	PLN	1,500,000	1/21/09	(10,173)
USD	420,295	SEK	3,440,000	1/21/09	(14,526)
NOK	28,204,874	USD	4,103,809	1/22/09	(82,758)
USD	4,103,810	EUR	3,210,000	1/22/09	(353,703)
AUD	5,042,500	USD	3,217,115	1/28/09	287,123
GBP	1,620,000	EUR	1,848,038	1/28/09	(238,280)
MYR	9,288,000	USD	2,560,441	1/30/09	120,736
USD	696,065	MYR	2,565,000	1/30/09	(44,376)

Total					$8,237,375

See Notes to Financial Statements.

16	ANNUAL REPORT	DECEMBER 31, 2008

Schedule of Investments (continued)	International Bond Portfolio

•	Financial futures contracts purchased as of December 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
218	Euro-Bobl	March 2009	$35,215,152	$237,840
138	Euro-Bund	March 2009	$23,947,623	208,806
427	Euro-Schatz	March 2009	$63,788,838	232,567
88	Australia Government Bonds (10 Year)	March 2009	$50,791,573	182,744
2	Japanese Government Bonds (10 Year)	March 2009	$3,091,451	17,010
26	U.S. Treasury Note (5 Year)	March 2009	$3,095,422	61,807
60	Gilt British	March 2009	$10,651,162	671,299

Total				$1,612,073

•	Financial futures contracts sold as of December 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
403	U.S. Treasury Notes (2 Year)	March 2009	$87,879,188	$(902,742)
72	U.S. Treasury Notes (10 Year)	March 2009	$9,054,000	(242,645)
246	U.S. Treasury Bonds (20 Year)	March 2009	$33,959,531	(1,734,466)

Total				$(2,879,853)

•	Interest rate swaps outstanding as of December 31, 2008 were as follows:

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month USD LIBOR
Counterparty, Barclays Bank, Plc Expires, December 2009	USD	7,400,000	$193,255
Receive a fixed rate of 4.17% and pay a floating rate based on 3-month USD LIBOR
Counterparty, Morgan Stanley Capital Services, Inc. Expires, July 2010	USD	36,900,000	1,956,467
Pay a fixed rate of 3.20% and receive a floating rate based on 3-month USD LIBOR
Counterparty, Credit Suisse International Expires, September 2010	USD	73,400,000	(2,773,321)
Receive a fixed rate of 2.90% and pay a floating rate based on 3-month USD LIBOR
Counterparty, Barclays Bank, Plc Expires, September 2010	USD	9,800,000	317,027
Receive a fixed rate of 5.02% and pay a floating rate based on 3-month USD LIBOR
Counterparty, Goldman Sachs Bank USA Expires, November 2011	USD	9,500,000	905,174
Pay a fixed rate of 4.41% and receive a floating rate based on 3-month USD LIBOR
Counterparty, Morgan Stanley Capital Services, Inc. Expires, February 2014	USD	4,100,000	(505,086)
Pay a fixed rate of 5.03% and receive a floating rate based on 3-month USD LIBOR
Counterparty, Deutsche Bank AG Expires, April 2015	USD	11,000,000	(1,802,073)
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month USD LIBOR
Counterparty, Morgan Stanley Capital Services, Inc. Expires, July 2015	USD	20,500,000	(2,836,199)
Receive a fixed rate of 5.72% and pay a floating rate based on 3-month USD LIBOR
Counterparty, JPMorgan Chase Bank, National Association Expires, July 2016	USD	8,500,000	2,083,826
Receive a fixed rate of 5.30% and pay a floating rate based on 3-month USD LIBOR
Counterparty, UBS AG Expires, February 2017	USD	4,000,000	910,338

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2008	17

Schedule of Investments (continued)	International Bond Portfolio

		Notional Amount	Unrealized Appreciation (Depreciation)
Receive a fixed rate of 5.25% and pay a floating rate based on 3-month USD LIBOR
Counterparty, Goldman Sachs Bank USA Expires, April 2017	USD	1,200,000	$253,155
Pay a fixed rate of 4.14% and receive a floating rate based on 6-month PRIBOR
Counterparty, Citibank, N.A. Expires, April 2017 (k)	CZK	44,650,000	(236,322)
Pay a fixed rate of 4.16% and receive a floating rate based on 6-month PRIBOR
Counterparty, Deutsche Bank AG Expires, May 2017 (k)	CZK	76,450,000	(405,244)
Pay a fixed rate of 5.55% and receive a floating rate based on 3-month USD LIBOR
Counterparty, Deutsche Bank AG Expires, June 2017	USD	2,600,000	(617,082)
Pay a fixed rate of 5.85% and receive a floating rate based on 3-month USD LIBOR
Counterparty, Deutsche Bank AG Expires, June 2017	USD	1,400,000	(365,387)
Pay a fixed rate of 5.74% and receive a floating rate based on 3-month USD LIBOR
Counterparty, Deutsche Bank AG Expires, June 2017	USD	2,000,000	(505,082)
Pay a fixed rate of 4.46% and receive a floating rate based on 3-month USD LIBOR
Counterparty, Goldman Sachs Bank USA Expires, January 2018	USD	3,500,000	(594,196)
Pay a fixed rate of 5.46% and receive a floating rate based on 3-month USD LIBOR
Counterparty, JPMorgan Chase Bank, National Association Expires, August 2018	USD	4,900,000	(1,306,502)
Receive a fixed rate of 4.26% and pay a floating rate based on 3-month USD LIBOR
Counterparty, Credit Suisse International Expires, September 2018	USD	15,700,000	2,490,221
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month USD LIBOR
Counterparty, Deutsche Bank AG Expires, September 2018	USD	10,800,000	(1,669,071)
Receive a fixed rate of 3.98% and pay a floating rate based on 6-month PRIBOR
Counterparty, Deutsche Bank AG Expires, September 2018 (k)	CZK	36,600,000	120,005
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month USD LIBOR
Counterparty, Deutsche Bank AG Expires, September 2018	USD	9,000,000	1,390,893
Receive a fixed rate of 3.89% and pay a floating rate based on 6-month EURIBOR
Counterparty, Citibank, N.A. Expires, December 2018	EUR	3,940,000	58,324
Receive a fixed rate of 5.41% and pay a floating rate based on 3-month USD LIBOR
Counterparty, JPMorgan Chase Bank, National Association Expires, August 2022	USD	13,670,000	4,401,766
Pay a fixed rate of 4.71% and receive a floating rate based on 6-month GBP LIBOR
Counterparty, Barclays Bank, Plc Expires, May 2038	GBP	1,785,000	(637,424)

Total			$827,462

(k)	Security is valued in accordance with the Portfolio’s fair valuation policy.

See Notes to Financial Statements.

18	ANNUAL REPORT	DECEMBER 31, 2008

Schedule of Investments (continued)	International Bond Portfolio

•	Credit default swaps on single-name issues—buy protection outstanding as of December 31, 2008 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
Koninklijke Philips Electronics NV	0.34%	Citibank, N.A.	September 2012	EUR	1,800	$117,842
STMicro Electronics NV	0.26%	Citibank, N.A.	September 2012	EUR	2,250	281,159
Cadbury Schweppes Plc	0.55%	Citibank, N.A.	December 2012	EUR	3,300	36,912
Koninklijke Philips Electronics NV	0.44%	Deutsche Bank AG	December 2012	EUR	3,600	225,150
Telecom Austria AG	0.73%	Bank of America, N.A.	March 2013	EUR	1,500	31,241
Hannover Rueckversicherungs AG	0.42%	Barclays Bank, Plc	March 2013	EUR	1,800	36,695
British Telecom Plc	1.14%	UBS AG	March 2013	EUR	625	19,248
Cadbury Schweppes Plc	0.49%	Deutsche Bank AG	June 2013	EUR	100	1,644
JTI UK Finance Plc	0.41%	UBS AG	September 2013	EUR	1,500	6,912

Total						$756,803

•	Credit default swaps on single-name issues - sold protection outstanding as of December 31, 2008 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[2]	Notional Amount (000)[1]		Unrealized Depreciation
Imperial Tobacco Group Plc	0.71%	Royal Bank of Scotland, Plc	September 2012	BBB	EUR	2,300	$(379,531)
Groupe Danone	0.50%	Citibank, N.A.	December 2012	A-	EUR	2,250	(67,057)

Total							$(446,588)

•	Credit default swaps on traded indexes - sold protection outstanding as of December 31, 2008 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[3]	Notional Amount (000)[1]		Premiums Received	Unrealized Depreciation
iTraxx FINSR.8.V	0.45%	Barclays Bank, Plc	December 2012	BBB+	EUR	1,800	$8,721	$(45,207)

1	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial Statements.

2	Using Standard & Poor’s (“S&P’s”) rating of the issuer.

3	Using S&P’s weighted average ratings of the underlying securities in the index.

•	Cash of $960,000 pledged as collateral in connection with open swap contracts.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2008	19

Schedule of Investments (concluded)	International Bond Portfolio

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio’s investments:

	Investments in Securities	Other Financial Instruments **
Valuation Inputs	Assets	Assets	Liabilities
Level 1	$24,834,727	$1,612,073	$(2,879,853)
Level 2	423,736,577	28,278,153	(21,831,360)
Level 3	—	120,005	(641,566)

Total	$448,571,304	$30,010,231	$(25,352,779)

**	Other Financial Instruments are written options, futures, foreign currency exchange and swap contracts.

The following table is a reconciliation of Level 3 investments and other financial instruments for which significant unobservable inputs were used to determine fair value:

	Other Financial Instruments**
	Assets	Liabilities
Balance, as of October 1, 2008	$20,311	$(207,509)
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)***	99,694	(434,057)
Net purchases (sales)	—	—
Net transfers in/out of Level 3	—	—

Balance, as of December 31, 2008	$120,005	$(641,566)

**	Other Financial Instruments are swap contracts.

***	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2008

Schedule of Investments December 31, 2008	Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds(a)
Malaysia — 2.4%
Petronas Capital Ltd.,
7.00%, 5/22/12	USD	200	$207,637

Mexico — 3.5%
America Movil SAB de CV,
6.38%, 3/01/35		170	144,162
Pemex Project Funding Master Trust,
5.75%, 3/01/18 (b)		180	158,850

			303,012

Russia — 4.1%
Gazprom,
9.63%, 3/01/13		400	364,000

Total Corporate Bonds — 10.0%			874,649

Foreign Government Obligations
Argentina — 1.2%
Republic of Argentina,
8.28%, 12/31/33 (a)		149	47,897
1.33%, 12/31/38 (a)(c)		300	57,000

			104,897

Brazil — 16.1%
Republic of Brazil,
6.00%, 1/17/17 (a)		320	330,400
8.00%, 1/15/18 (a)		890	996,800
7.13%, 1/20/37 (a)		80	90,800

			1,418,000

Colombia — 8.2%
Republic of Colombia,
10.00%, 1/23/12 (a)		460	514,050
7.38%, 1/27/17 (a)		150	156,000
8.13%, 5/21/24 (a)		50	53,500

			723,550

Dominican Republic — 0.4%
Dominican Republic,
9.04%, 1/23/18 (a)		55	33,882

Ecuador — 0.6%
Republic of Ecuador,
10.00%, 8/15/30 (a)(c)(d)		205	53,300

Indonesia — 6.3%
Indonesia Government,
8.50%, 10/12/35 (a)		100	83,912
Republic of Indonesia,
7.50%, 1/15/16 (a)(b)		230	204,700
6.88%, 1/17/18 (a)(b)		100	83,000
6.63%, 2/17/37 (a)(b)		130	94,900
7.75%, 1/17/38 (a)		100	82,751

			549,263

Malaysia — 0.4%
Malaysia Government,
7.50%, 7/15/11 (a)		35	37,946

Mexico — 4.8%
United Mexican States,
5.63%, 1/15/17 (a)		134	134,000
6.75%, 9/27/34 (a)		272	286,960

			420,960

Panama — 4.0%
Republic of Panama,
7.13%, 1/29/26 (a)		100	94,250
8.88%, 9/30/27 (a)		150	163,500
9.38%, 4/01/29 (a)		88	96,800

			354,550

Peru — 2.4%
Republic of Peru,
6.55%, 3/14/37 (a)		240	214,200

Philippines — 3.9%
Republic of Philippines,
7.75%, 1/14/31 (a)		340	343,400

Russia — 5.8%
Russian Federation,
7.50%, 3/31/30 (a)(c)		585	510,266

South Africa — 2.4%
Republic of South Africa,
6.50%, 6/02/14 (a)		220	207,900

Turkey — 7.8%
Republic of Turkey,
14.00%, 1/19/11	TRY	25	15,484
7.25%, 3/15/15 (a)	USD	320	318,400
8.00%, 2/14/34 (a)		20	18,600
6.88%, 3/17/36 (a)		405	336,150

			688,634

Ukraine — 0.9%
Ukraine Government,
6.58%, 11/21/16 (a)(b)		200	74,000

Uruguay — 3.6%
Republic of Uruguay,
7.63%, 3/21/36 (a)		372	312,225

Venezuela — 4.2%
Republic of Venezuela,
7.65%, 4/21/25 (a)		30	11,775
9.25%, 9/15/27 (a)		245	131,075
9.38%, 1/13/34 (a)		490	225,400

			368,250

Total Foreign Government Obligations — 73.0%			6,415,223

Total Long-Term Investments (Cost — $8,469,536) — 83.0%			7,289,872

ANNUAL REPORT	DECEMBER 31, 2008	21

Schedule of Investments (continued)	Emerging Market Debt Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Short-Term Securities
Time Deposits — 12.8%
Brown Brothers Harriman & Co., 0.06%(e) (Cost — $1,125,564) — 12.8%	1,125,564	$1,125,564

Total Investments (Cost — $9,595,100*) — 95.8%		8,415,436
Other Assets in Excess of Liabilities — 4.2%		371,119

Net Assets — 100.0%		$8,786,555

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$9,750,496

Gross unrealized appreciation	$57,313
Gross unrealized depreciation	(1,392,373)

Net unrealized depreciation	$(1,335,060)

(a)	U.S. dollar denominated security issued by foreign domiciled entity.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step bond. Rate shown reflects the effective yield at the time of purchase.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Represents current yield as of report date.

•	Foreign currency exchange contracts as of December 31, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
AUD	130,000	USD	86,872	1/21/09	$3,543
AUD	120,000	USD	84,264	1/21/09	(803)
AUD	50,000	USD	32,863	1/21/09	1,913
EUR	40,000	USD	50,800	1/21/09	4,748
JPY	7,661,810	USD	86,008	1/21/09	(1,450)
MXN	700,000	USD	52,840	1/21/09	(2,679)
MXN	500,000	USD	36,707	1/21/09	(877)
MXN	400,000	USD	29,382	1/21/09	(719)
MXN	350,000	USD	25,724	1/21/09	(644)
MXN	257,000	USD	19,345	1/21/09	(929)
MXN	190,000	USD	13,896	1/21/09	(281)
PLN	160,000	USD	59,019	1/21/09	(5,169)
PLN	150,000	USD	54,163	1/21/09	(3,679)
PLN	148,100	USD	51,404	1/21/09	(1,560)
SGD	120,000	USD	80,917	1/21/09	2,312
TRY	198,000	USD	121,971	1/21/09	5,227
TRY	60,000	USD	38,597	1/21/09	(53)
TRY	50,000	USD	32,113	1/21/09	7
TRY	30,000	USD	19,139	1/21/09	134
TWD	4,100,000	USD	124,167	1/21/09	871
USD	86,008	AUD	130,000	1/21/09	(4,408)
USD	142,360	EUR	100,000	1/21/09	3,490
USD	51,404	EUR	40,000	1/21/09	(4,144)
USD	4,166	HUF	850,000	1/21/09	(263)
USD	86,872	JPY	8,029,450	1/21/09	(1,743)
USD	84,264	JPY	7,353,000	1/21/09	3,114
USD	32,863	JPY	3,062,000	1/21/09	(931)
USD	52,576	MXN	700,000	1/21/09	2,415
USD	32,864	MXN	450,000	1/21/09	618
USD	25,724	MXN	350,000	1/21/09	644
USD	72,228	PLN	200,000	1/21/09	4,916
USD	49,498	PLN	142,000	1/21/09	1,706
USD	47,302	PLN	128,000	1/21/09	4,223
USD	80,171	SGD	120,000	1/21/09	(3,058)
USD	158,610	TRY	251,000	1/21/09	(2,636)
USD	54,299	TWD	1,800,000	1/21/09	(596)
USD	45,012	TWD	1,500,000	1/21/09	(733)
USD	24,405	TWD	800,000	1/21/09	7
USD	5,007	ZAR	50,000	1/21/09	(365)
ZAR	38,000	USD	3,639	1/21/09	444
MXN	1,000,000	USD	72,623	3/10/09	(1,877)
AED	400,000	USD	111,096	5/19/09	(2,805)
USD	108,968	AED	400,000	5/19/09	678
AED	430,000	USD	118,572	7/6/09	(2,334)
USD	117,166	AED	430,000	7/6/09	928

Total					$(2,798)

•	Interest rate swaps outstanding as of December 31, 2008 were as follows:

		Notional Amount	Unrealized Appreciation
Receive a fixed rate of 8.80% and pay a floating rate based on 28 day MXIBTIIE
Counterparty, Deutsche Bank AG Expires, November 2013 (f)	MXN	3,000,000	$6,462
Receive a fixed rate of 9.30% and pay a floating rate based on the 28 day MXIBTIIE
Counterparty, Deutsche Bank AG Expires, November 2013 (f)	MXN	1,930,000	6,881

Total			$13,343

(f)	Security is valued in accordance with the Portfolio’s fair valuation policy.

22	ANNUAL REPORT	DECEMBER 31, 2008

Schedule of Investments (concluded)	Emerging Market Debt Portfolio

•	Credit default swaps on single-name issues - buy protection outstanding as of December 31, 2008 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
Republic of Uruguay	1.65%	Deutsche Bank AG	July 2013	USD	200	$33,756
Republic of France	0.35%	JPMorgan Chase Bank, National Association	December 2018	USD	330	7,829
Republic of France	0.40%	JPMorgan Chase Bank, National Association	December 2018	USD	180	3,487

Total						$45,072

•	Credit default swaps on single-name issues - sold protection outstanding as of December 31, 2008 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[2]	Notional Amount (000)[1]		Unrealized Depreciation
Federation of Russia	4.25%	Citibank, N.A.	October 2013	BBB	USD	190	$(21,146)

•	Credit default swaps on traded indexes - sold protection outstanding as of December 31, 2008 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[3]	Notional Amount (000)[1]		Premiums Received	Unrealized Depreciation
Dow Jones CDX Emerging Markets Series 10	3.35%	Deutsche Bank AG	December 2013	BB+	USD	290	$6,923	$(36,333)

1	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement. See Note 1 of the Notes to Financial Statements.

2	Using S&P’s rating of the issuer.

3	Using S&P’s weighted average ratings of the underlying securities in the index.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings groups indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio’s investments:

	Investments in Securities	Other Financial Instruments **
Valuation Inputs	Assets	Assets	Liabilities
Level 1	$1,125,564	$—	$—
Level 2	7,289,872	87,010	(102,215)
Level 3	—	13,343	—

Total	$8,415,436	$100,353	$(102,215)

**	Other Financial Instruments are foreign currency exchange and swap contracts.

The following table is a reconciliation of Level 3 investments and other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments**
Assets
Balance, as of February 1, 2008	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)***	13,343
Net purchases (sales)	—
Net transfers in/out of Level 3	—

Balance, as of December 31, 2008	$13,343

**	Other financial instruments are swap contracts.

***	Included in the related net change in appreciation/depreciation on the Statement of Operations.

ANNUAL REPORT	DECEMBER 31, 2008	23

Schedule of Investments December 31, 2008	Strategic Income Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Fixed Income Funds — 99.2%
BlackRock High Yield Bond Portfolio	233,372	$1,183,196
BlackRock International Bond Portfolio	18,407	201,556
BlackRock Low Duration Bond Portfolio	248,176	2,141,758

		3,526,510

Short-Term Securities — 2.4%
BlackRock Liquidity Funds, TempFund, 1.66%(a)	85,444	85,444

Total Affiliated Investment Companies (Cost — $3,931,600*) — 101.6%		3,611,954
Liabilities in Excess of Other Assets — (1.6)%		(55,213)

Net Assets — 100.0%		$3,556,741

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$4,000,551

Gross unrealized appreciation	$—
Gross unrealized depreciation	(388,597)

Net unrealized depreciation	$(388,597)

(a)	Represents current yield as of report date.

•

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Portfolio values investments in open-end investment companies at net asset value each business day.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio’s investments:

Investments in Securities
Valuation Inputs	Assets
Level 1	$3,611,954
Level 2	—
Level 3	—

Total	$3,611,954

24	ANNUAL REPORT	DECEMBER 31, 2008

Statements of Assets and Liabilities

December 31, 2008	International Bond Portfolio	Emerging Market Debt Portfolio	Strategic Income Portfolio
Assets
Investments at value - unaffiliated[1]	$447,054,716	$8,415,436	$—
Investments at value - affiliated[2]	1,516,588	—	3,611,954
Cash collateral pledged for swap contracts	960,000	—	—
Foreign currency at value[3]	688,468	6,321	—
Unrealized appreciation on swaps	15,837,254	58,415	—
Unrealized appreciation on foreign currency exchange contracts	12,560,904	41,938	—
Interest receivable	4,330,207	223,920	—
Capital shares sold receivable	1,484,544	1,384	38,085
Investments sold receivable	1,135,330	229,623	—
Margin variation receivable	846,401	—	—
Principal paydown receivable	85,992	—	—
Receivable from advisor	8,966	20,170	20,654
Dividends receivable	3,526	—	45
Prepaid expenses	81,860	37,369	37,657

Total assets	486,594,756	9,034,576	3,708,395

Liabilities
Investments purchased payable	24,255,916	63,363	—
Investments purchased payable - affiliated	—	—	96,222
Unrealized depreciation on swaps	14,744,784	57,479	—
Capital shares redeemed payable	5,042,286	779	12,271
Unrealized depreciation on foreign currency exchange contracts	4,323,529	44,736	—
Options written at value[4]	3,404,613	—	—
Payable for mortgage dollar rolls	3,301,097	—	—
Income dividends payable	369,470	50,126	27,658
Investment advisory fees payable	199,283	—	—
Other affiliates payable	170,485	8,693	423
Service and distribution fees payable	68,539	106	1,959
Officer’s and Trustees’ fees payable	9,661	1,056	1,002
Premiums received for swap contracts	8,721	6,923	—
Other accrued expenses payable	456,417	14,760	12,119

Total liabilities	56,354,801	248,021	151,654

Net Assets	$430,239,955	$8,786,555	$3,556,741

Net Assets Consist of
Paid-in capital	$424,662,003	$10,415,082	$3,945,338
Undistributed (distributions in excess of) net investment income	11,836,897	(57,529)	—
Accumulated net realized loss	(12,908,930)	(389,597)	(68,951)
Net unrealized appreciation/depreciation	6,649,985	(1,181,401)	(319,646)

Net Assets	$430,239,955	$8,786,555	$3,556,741

[1] Investments at cost - unaffiliated	$445,681,594	$9,595,100	$—
[2] Investments at cost - affiliated	$1,516,588	$—	$3,931,600
[3] Cost of foreign currency	$700,583	$6,077	$—
[4] Premiums received - options written	$1,049,300	$—	$—

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2008	25

Statements of Assets and Liabilities (concluded)

December 31, 2008	International Bond Portfolio	Emerging Market Debt Portfolio	Strategic Income Portfolio
Net Asset Value
BlackRock:
Net Assets	$62,415,221	$8,341,353	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,699,223	994,526	—
Net Asset Value	$10.95	$8.39	—
Institutional:
Net Assets	$175,122,788	$220,275	$244,300
Shares outstanding, unlimited number of shares authorized, $0.001 par value	16,009,224	26,251	30,674
Net Asset Value	$10.94	$8.39	$7.96
Service:
Net Assets	$45,544,816	—	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	4,157,106	—	—
Net Asset Value	$10.96	—	—
Investor A:
Net Assets	$106,246,518	$73,200	$842,913
Shares outstanding, unlimited number of shares authorized, $0.001 par value	9,690,368	8,733	105,793
Net Asset Value	$10.96	$8.38	$7.97
Investor B:
Net Assets	$8,375,697	—	—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	764,062	—	—
Net Asset Value	$10.96	—	—
Investor C:
Net Assets	$32,534,915	$151,727	$2,469,528
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,972,570	18,098	310,241
Net Asset Value	$10.95	$8.38	$7.96

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2008

Statements of Operations

	International Bond Portfolio		Emerging Market Debt Portfolio	Strategic Income Portfolio
	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008	Period February 1, 2008[1] to December 31, 2008	Period February 5, 2008[1] to December 31, 2008
Investment Income
Interest	$4,274,167	$21,121,673	$549,657	$—
Dividends	10,337	565,715	6,302	—
Income and dividends - affiliated	34,172	136,235	2	88,863

Total investment income	4,318,676	21,823,623	555,961	88,863

Expenses
Organization and offering	—	—	147,076	111,074
Investment advisory	607,688	2,927,498	51,210	—
Service and distribution - class specific	203,347	1,006,092	455	6,934
Transfer agent - class specific	103,431	476,123	345	204
Administration	82,866	395,894	6,401	821
Printing	53,408	138,964	11,056	15,805
Professional	29,310	57,393	43,770	34,466
Registration	28,100	86,029	4,115	3,722
Administration - class specific	27,726	133,111	2,132	268
Custodian	17,302	146,264	25,480	898
Officer and Trustees	8,290	37,725	6,251	2,021
Miscellaneous	13,895	59,994	10,108	4,006

Total expenses excluding interest expense	1,175,363	5,465,087	308,399	180,219
Interest expense	5,719	19,684	—	—

Total expenses	1,181,082	5,484,771	308,399	180,219
Less fees waived by advisor	(90)	—	(51,210)	—
Less administration fees waived	—	—	(6,401)	(821)
Less administration fees waived - class specific	(8,116)	(11,312)	(2,089)	(240)
Less transfer agent fees waived - class specific	(1,346)	(3,267)	(42)	(16)
Less transfer agent fees reimbursed - class specific	(11,164)	(50)	(182)	(170)
Less fees paid indirectly	(315)	(1,132)	—	—
Less expenses reimbursed by advisor	—	—	(175,951)	(170,368)

Total expenses after waivers and reimbursement	1,160,051	5,469,010	72,524	8,604

Net investment income	3,158,625	16,354,613	483,437	80,259

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	804,190	(4,971,621)	(389,455)	—
Investments - affiliated	(645,639)	—	—	(66,897)
Options written	—	809,931	13,907	—
Futures and swaps	2,528,309	(9,070,529)	(35,370)	—

Foreign currency transactions	(8,950,906)	61,919,074	(34,441)	—

	(6,264,046)	48,686,855	(445,359)	(66,897)

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	16,766,638	(48,273,045)	(1,179,664)	—
Investments - affiliated	480,842	(480,842)	—	(319,646)
TBA sale commitments	—	11,484	—	—
Options written	(2,064,298)	(328,240)	—	—
Futures and swaps	(3,302,351)	1,881,899	936	—
Foreign currency transactions and other	13,853,109	(15,774,937)	(2,673)	—

	25,733,940	(62,963,681)	(1,181,401)	(319,646)

Total realized and unrealized gain (loss)	19,469,894	(14,276,826)	(1,626,760)	(386,543)

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,628,519	$2,077,787	$(1,143,323)	$(306,284)

1	Commencement of operations.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2008	27

Statements of Changes in Net Assets

	International Bond Portfolio			Emerging Market Debt Portfolio	Strategic Income Portfolio
Increase (Decrease) in Net Assets:	Period October 1, 2008 to December 31, 2008	Year Ended September 30,		Period February 1, 2008[1] to December 31, 2008	Period February 5, 2008[1] to December 31, 2008
		2008	2007
Operations
Net investment income	$3,158,625	$16,354,613	$17,503,547	$483,437	$80,259
Net realized gain (loss)	(6,264,046)	48,686,855	(4,425,596)	(445,359)	(66,897)
Net change in unrealized appreciation/depreciation	25,733,940	(62,963,681)	31,683,318	(1,181,401)	(319,646)

Net increase (decrease) in net assets resulting from operations	22,628,519	2,077,787	44,761,269	(1,143,323)	(306,284)

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(4,885,504)	(2,711,199)	(3,364,460)	(477,378)	—
Institutional	(13,748,394)	(6,808,161)	(6,671,430)	(4,595)	(8,261)
Service	(3,568,772)	(1,790,729)	(1,902,439)	—	—
Investor A	(8,241,739)	(3,663,762)	(3,112,421)	(1,319)	(27,080)
Investor B	(626,024)	(240,087)	(234,949)	—	—
Investor C	(2,450,483)	(916,773)	(846,719)	(1,912)	(44,918)
Net realized gain:
Institutional	—	—	—	—	(134)
Investor A	—	—	—	—	(506)
Investor C	—	—	—	—	(1,414)

Decrease in net assets resulting from dividends and distributions to shareholders	(33,520,916)	(16,130,711)	(16,132,418)	(485,204)	(82,313)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(41,359,100)	(38,311,264)	(148,716,943)	10,414,972	3,939,495

Redemption Fees
Redemption fees	42,160	75,542	16,198	110	5,843

Net Assets
Total increase (decrease) in net assets	(52,209,337)	(52,288,646)	(120,071,894)	8,786,555	3,556,741
Beginning of period	482,449,292	534,737,938	654,809,832	—	—

End of period	$430,239,955	$482,449,292	$534,737,938	$8,786,555	$3,556,741

End of period undistributed (distributions in excess of) net investment income	$11,836,897	$42,090,935	$(9,874,207)	$(57,529)	$—

1	Commencement of operations.

See Notes to Financial Statements.

28	ANNUAL REPORT	DECEMBER 31, 2008

Financial Highlights	International Bond Portfolio

	BlackRock
	Period October 1, 2008 to December 31, 2008	Year Ended September 30,				Period May 18, 2004[1] to September 30, 2004
		2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$11.20	$11.57	$10.98	$11.13	$11.41	$10.96

Net investment income[2]	0.09	0.40	0.35	0.33	0.30	0.11
Net realized and unrealized gain (loss)	0.55	(0.38)	0.57	(0.18)	0.03	0.51

Net increase from investment operations	0.64	0.02	0.92	0.15	0.33	0.62

Dividends and distributions from:
Net investment income	(0.89)	(0.39)	(0.33)	(0.30)	(0.60)	(0.17)
Net realized gain	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.89)	(0.39)	(0.33)	(0.30)	(0.61)	(0.17)

Redemption fees added to paid-in capital[3]	—	—	—	—	—	—

Net asset value, end of period	$10.95	$11.20	$11.57	$10.98	$11.13	$11.41

Total Investment Return
Based on net asset value[4]	5.70%[5]	0.04%	8.56%[6]	1.44%	2.62%	5.71%[5]

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.78%[7]	0.76%	0.75%	0.77%	0.78%	0.78%[7]

Total expenses after waivers, reimbursement and fees paid indirectly	0.79%[7]	0.77%	0.75%	0.77%	0.78%	0.78%[7]

Total expenses	0.81%[7]	0.77%	0.75%	0.81%	0.83%	0.89%[7]

Net investment income	3.11%[7]	3.34%	3.18%	3.05%	2.59%	2.58%[7]

Supplemental Data
Net assets, end of period (000)	$62,415	$67,594	$87,530	$144,623	$98,721	$35,748

Portfolio turnover	25%[8]	151%[9]	77%	148%	164%	240%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.005 per share.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	The total return was not impacted by the reimbursement of losses made by the investment advisor.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

9	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2008	29

Financial Highlights (continued)	International Bond Portfolio

	Institutional
	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.19	$11.56	$10.96	$11.13	$11.41	$11.07

Net investment income[1]	0.08	0.40	0.35	0.32	0.28	0.28
Net realized and unrealized gain (loss)	0.56	(0.38)	0.58	(0.20)	0.03	0.51

Net increase from investment operations	0.64	0.02	0.93	0.12	0.31	0.79

Dividends and distributions from:
Net investment income	(0.89)	(0.39)	(0.33)	(0.29)	(0.58)	(0.45)
Net realized gain	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.89)	(0.39)	(0.33)	(0.29)	(0.59)	(0.45)

Redemption fees added to paid-in capital[2]	—	—	—	—	—	—

Net asset value, end of period	$10.94	$11.19	$11.56	$10.96	$11.13	$11.41

Total Investment Return
Based on net asset value[3]	5.71%[4]	0.02%	8.64%[5]	1.15%	2.46%	7.20%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.82%[6]	0.79%	0.77%	0.87%	0.94%	0.94%

Total expenses after waivers, reimbursement and fees paid indirectly	0.83%[6]	0.79%	0.77%	0.87%	0.94%	0.94%

Total expenses	0.83%[6]	0.79%	0.77%	0.89%	0.95%	0.96%

Net investment income	3.07%[6]	3.32%	3.19%	2.93%	2.43%	2.44%

Supplemental Data
Net assets, end of period (000)	$175,123	$180,834	$213,262	$229,648	$346,746	$133,544

Portfolio turnover	25%[7]	151%[8]	77%	148%	164%	240%

	Service
	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.21	$11.58	$10.98	$11.14	$11.42	$11.08

Net investment income[1]	0.08	0.36	0.32	0.29	0.26	0.25
Net realized and unrealized gain (loss)	0.56	(0.38)	0.58	(0.19)	0.02	0.50

Net increase (decrease) from investment operations	0.64	(0.02)	0.90	0.10	0.28	0.75

Dividends and distributions from:
Net investment income	(0.89)	(0.35)	(0.30)	(0.26)	(0.55)	(0.41)
Net realized gain	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.89)	(0.35)	(0.30)	(0.26)	(0.56)	(0.41)

Redemption fees added to paid-in capital[2]	—	—	—	—	—	—

Net asset value, end of period	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42

Total Investment Return
Based on net asset value[3]	5.71%[4]	(0.30)%	8.32%[5]	0.93%	2.21%	6.89%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.11%[6]	1.11%	1.05%	1.18%	1.19%	1.23%

Total expenses after waivers, reimbursement and fees paid indirectly	1.12%[6]	1.11%	1.05%	1.18%	1.19%	1.23%

Total expenses	1.12%[6]	1.11%	1.05%	1.20%	1.20%	1.25%

Net investment income	2.78%[6]	2.99%	2.90%	2.62%	2.19%	2.18%

Supplemental Data
Net assets, end of period (000)	$45,545	$50,020	$70,819	$73,139	$107,402	$80,024

Portfolio turnover	25%[7]	151%[8]	77%	148%	164%	240%

See Notes to Financial Statements.

30	ANNUAL REPORT	DECEMBER 31, 2008

Financial Highlights (continued)	International Bond Portfolio

	Investor A
	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.21	$11.57	$10.98	$11.14	$11.42	$11.07

Net investment income[1]	0.08	0.35	0.31	0.29	0.25	0.23
Net realized and unrealized gain (loss)	0.55	(0.36)	0.57	(0.19)	0.03	0.52

Net increase (decrease) from investment operations	0.63	(0.01)	0.88	0.10	0.28	0.75

Dividends and distributions from:
Net investment income	(0.88)	(0.35)	(0.29)	(0.26)	(0.55)	(0.40)
Net realized gain	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.88)	(0.35)	(0.29)	(0.26)	(0.56)	(0.40)

Redemption fees added to paid-in capital[2]	—	—	—	—	—	—

Net asset value, end of period	$10.96	$11.21	$11.57	$10.98	$11.14	$11.42

Total Investment Return
Based on net asset value[3,9]	5.68%[4]	(0.29)%	8.13%[5]	0.93%	2.21%	6.84%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.19%[6]	1.17%	1.16%	1.18%	1.18%	1.31%

Total expenses after waivers, reimbursement and fees paid indirectly	1.19%[6]	1.17%	1.16%	1.18%	1.18%	1.31%

Total expenses	1.25%[6]	1.19%	1.22%	1.39%	1.29%	1.43%

Net investment income	2.75%[6]	2.90%	2.79%	2.64%	2.17%	2.06%

Supplemental Data
Net assets, end of period (000)	$106,247	$138,912	$110,810	$141,130	$182,321	$123,145

Portfolio turnover	25%[7]	151%[8]	77%	148%	164%	240%

1	Based on average shares outstanding.

2	Less than $0.005 per share.

3	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	The total return was not impacted by the reimbursement of losses made by the investment advisor.

6	Annualized.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

8	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

9	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2008	31

Financial Highlights (continued)	International Bond Portfolio

	Investor B
	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.21	$11.58	$10.98	$11.14	$11.42	$11.07

Net investment income[1]	0.05	0.25	0.22	0.20	0.17	0.15
Net realized and unrealized gain (loss)	0.56	(0.37)	0.57	(0.19)	0.02	0.51

Net increase (decrease) from investment operations	0.61	(0.12)	0.79	0.01	0.19	0.66

Dividends and distributions from:
Net investment income	(0.86)	(0.25)	(0.19)	(0.17)	(0.46)	(0.31)
Net realized gain	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.86)	(0.25)	(0.19)	(0.17)	(0.47)	(0.31)

Redemption fees added to paid-in capital[2]	—	—	—	—	—	—

Net asset value, end of period	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42

Total Investment Return
Based on net asset value[3,4]	5.46%[5]	(1.18)%	7.30%[6]	0.10%	1.45%	6.04%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	2.02%[7]	2.00%	2.01%	2.02%	1.93%	2.06%

Total expenses after waivers, reimbursement and fees paid indirectly	2.02%[7]	2.00%	2.01%	2.02%	1.93%	2.06%

Total expenses	2.02%[7]	2.00%	2.01%	2.03%	1.95%	2.09%

Net investment income	1.88%[7]	2.11%	1.96%	1.79%	1.43%	1.32%

Supplemental Data
Net assets, end of period (000)	$8,376	$9,347	$12,539	$15,475	$19,705	$16,780

Portfolio turnover	25%[8]	151%[9]	77%	148%	164%	240%

	Investor C
	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.20	$11.61	$11.01	$11.17	$11.45	$11.10

Net investment income[1]	0.05	0.27	0.24	0.21	0.17	0.15
Net realized and unrealized gain (loss)	0.56	(0.42)	0.57	(0.19)	0.02	0.51

Net increase (decrease) from investment operations	0.61	(0.15)	0.81	0.02	0.19	0.66

Dividends and distributions from:
Net investment income	(0.86)	(0.26)	(0.21)	(0.18)	(0.46)	(0.31)
Net realized gain	—	—	—	—	(0.01)	—

Total dividends and distributions	(0.86)	(0.26)	(0.21)	(0.18)	(0.47)	(0.31)

Redemption fees added to paid-in capital[2]	—	—	—	—	—	—

Net asset value, end of period	$10.95	$11.20	$11.61	$11.01	$11.17	$11.45

Total Investment Return
Based on net asset value[3,4]	5.50%[5]	(1.40)%	7.41%[6]	0.17%	1.45%	6.03%

Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.93%[7]	1.87%	1.89%	1.94%	1.93%	2.04%

Total expenses after waivers, reimbursement and fees paid indirectly	1.93%[7]	1.88%	1.89%	1.94%	1.93%	2.04%

Total expenses	1.93%[7]	1.88%	1.89%	1.95%	1.94%	2.07%

Net investment income	1.98%[7]	2.23%	2.12%	1.88%	1.42%	1.32%

Supplemental Data
Net assets, end of period (000)	$32,535	$35,742	$39,777	$50,795	$65,555	$36,947

Portfolio turnover	25%[8]	151%[9]	77%	148%	164%	240%

1	Based on average shares outstanding.

2	Less than $0.005 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	The total return was not impacted by the reimbursement of losses made by the investment advisor.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

9	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

See Notes to Financial Statements.

32	ANNUAL REPORT	DECEMBER 31, 2008

Financial Highlights (concluded)	Emerging Market Debt Portfolio

	Period February 1, 2008[1] to December 31, 2008
	BlackRock	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00

Net investment income[2]	0.48	0.49	0.45	0.41
Net realized and unrealized loss	(1.61)	(1.64)	(1.62)	(1.65)

Net decrease from investment operations	(1.13)	(1.15)	(1.17)	(1.24)

Dividends from net investment income	(0.48)	(0.46)	(0.45)	(0.38)

Redemption fees added to paid-in capital[3]	0.00	0.00	0.00	0.00

Net asset value, end of period	$8.39	$8.39	$8.38	$8.38

Total Investment Return
Based on net asset value[4,5]	(11.59)%	(11.70)%	(11.99)%[6]	(12.61)%[6]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement[7]	0.84%	0.96%	1.18%	1.90%

Total expenses[7,8]	3.42%	4.38%	4.04%	4.62%

Net investment income[7]	5.63%	6.36%	5.38%	4.82%

Supplemental Data
Net assets, end of period (000)	$8,341	$220	$73	$152

Portfolio turnover	89%	89%	89%	89%

Strategic Income Portfolio

	Period February 5, 2008[1] to December 31, 2008
	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.62	0.59	0.58
Net realized and unrealized loss	(2.11)	(2.09)	(2.15)

Net decrease from investment operations	(1.49)	(1.50)	(1.57)

Dividends and distributions from:
Net investment income	(0.59)	(0.57)	(0.51)
Net realized gain[9]	(0.00)	(0.00)	(0.00)

Total dividends and distributions	(0.59)	(0.57)	(0.51)

Redemption fees added to paid-in capital	0.04	0.04	0.04

Net asset value, end of period	$7.96	$7.97	$7.96

Total Investment Return
Based on net asset value[4,10]	(15.06)%	(15.13)%[6]	(15.79)%[6]

Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement[7,11]	0.15%	0.40%	1.14%

Total expenses[7,8,11]	19.13%	16.33%	14.27%

Net investment income[7,11]	7.51%	7.19%	7.38%

Supplemental Data
Net assets, end of period (000)	$244	$843	$2,470

Portfolio turnover	115%	115%	115%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.005 per share.

4	Aggregate total investment return.

5	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

6	Total investment returns exclude the effects of sales charges.

7	Annualized.

8	Organization and Offering expenses were not annualized in the calculation of the expense ratios.

9	Less than $0.01 per share.

10	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. The impact to the return for the redemption fees received during the period was an increase of 0.42%.

11	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2008	33

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2008, the Fund had 34 registered portfolios, of which the BlackRock International Bond Portfolio (“International Bond”), BlackRock Emerging Market Debt Portfolio (“Emerging Market Debt”) and BlackRock Strategic Income Portfolio (“Strategic Income”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares may bear certain expenses related to the service and/ or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan). Strategic Income generally invests in other open-end investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, Strategic Income indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate-related and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolios’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. TBA commitments are valued at the current market value of the underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

34	ANNUAL REPORT	DECEMBER 31, 2008

Notes to Financial Statements (continued)

The Portfolios are not obligated for costs associated with the registration of restricted securities.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to both increase the return of the Portfolios and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Futures Contracts - The Portfolios may purchase or sell financial or index futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by a Portfolio as unrealized gains or losses. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Forward Currency Contracts - A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

•

Options - The Portfolios may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), a Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

In purchasing and writing options, the Portolios bear the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Portolios purchasing a security at a price different from the current market value.

•

Swaps - The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolios are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Interest Rate Swaps - The Portfolios may enter into interest rate swaps for investment purposes or to manage its interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Total Return Swaps - The Portfolios may enter into total return swaps for investment purposes or to manage its interest rate risk. Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolios will receive a payment from or make a payment to the counterparty.

ANNUAL REPORT	DECEMBER 31, 2008	35

Notes to Financial Statements (continued)

Credit Default Swaps - The Portfolios may enter into credit default swaps for investment purposes or to manage its credit risk. The Portfolios enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). A Portfolio may either buy or sell (write) credit default swaps on single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place. (e.g. bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index. As a buyer, the Portfolio will either receive from the seller amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the sweep less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty to the transaction, the Portfolios may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

Swaptions - Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon swap agreement at any time before the expiration of the option.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States Government. However, Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. The fair value of asset backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may

36	ANNUAL REPORT	DECEMBER 31, 2008

Notes to Financial Statements (continued)

purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Dollar, Mortgage and Treasury Rolls: The Portfolios may sell mortgage-backed securities or U.S. Treasury securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. Pools of mortgages collateralizing mortgage dollar roll securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolios, and the income from these investments will generate income for the Portfolios.

These techniques involve the risk that the market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities. Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup their initial investments in IO’s.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Average Borrowings: For the year ended December 31, 2008, for International Bond the average amount outstanding of investments considered as borrowings was approximately $1,595,059 and daily weighted average interest rate was 2.24%.

Stripped Mortgage Backed Securities: The Portfolios may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of the Portfolios’ limit on illiquid securities.

ANNUAL REPORT	DECEMBER 31, 2008	37

Notes to Financial Statements (continued)

TBA Commitments: The Portfolios may enter into to-be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments”.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., TBA’s beyond normal settlement, extended settlements, options, reverse repurchase agreements, swaps, written swaptions, written options, forward foreign currency contracts, financial futures contracts) or certain borrowings (e.g. reverse repurchase agreements), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Portfolios may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements, swaps and written options).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of the Portfolios are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on International Bond’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. As of report date Emerging Market Debt and Strategic Income have not yet filed any tax returns. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolios’ financial statement disclosures is currently being assessed.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of Emerging Market Debt and Strategic Income were expensed by the funds and reimbursed by the Advisor. Offering costs are amortized over a twelve month period beginning with the commencement of operations.

Other: Expenses directly related to one of the Portfolios or classes are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

38	ANNUAL REPORT	DECEMBER 31, 2008

Notes to Financial Statements (continued)

	International Bond and Strategic Income	Emerging Market Debt
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.550%	0.600%
$1 Billion — $2 Billion	0.500	0.550
$2 Billion — $3 Billion	0.475	0.525
Greater Than $3 Billion	0.450	0.500

The Advisory fee for Strategic Income would be attributable to direct investments in fixed income and other securities and would exclude investments in the Underlying Funds. There were no direct investments during the period February 5, 2008 to December 31, 2008, therefore no advisory fees were accrued.

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, pursuant to which BFM serves as sub-advisor for all of the Portfolios. The Advisor pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Advisor.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2010, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding; interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	International Bond	Emerging Market Debt	Strategic Income
BlackRock	0.78%	0.85%	NA
Institutional	1.03%	1.00%	0.15%
Service	1.33%	NA	NA
Investor A	1.19%	1.25%	0.40%
Investor B	2.25%	NA	NA
Investor C	2.25%	2.00%	1.15%

The Advisor reimbursed organization costs of $16,582 and $8,696, respectively for the Emerging Market Debt and Strategic Income Portfolios which are a component of expenses reimbursed by advisor in the Statements of Operations.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for International Bond and Strategic Income Portfolios. Brown Brothers Harriman & Co. serves as the custodian for Emerging Market Debt Portfolio. For these services, the custodians each receive a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio.

The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide certain Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. The Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008
International Bond	$2,875	$30,110

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

Effective October 1, 2008, the Fund, on behalf of the Portfolios, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investment, Inc. (“BII”), which replaced BlackRock Distributor Inc. (“BDI”) as the sole distributor of the Fund. The service and distribution fees did not change as a result of this transaction. BII and BDI are affiliates of BlackRock, Inc. Pursuant to the Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BII ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	NA
Investor A	0.25%	NA
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

ANNUAL REPORT	DECEMBER 31, 2008	39

Notes to Financial Statements (continued)

The Portfolios paid to affiliates the following fees in return for distribution and sales support services:

	Period October 1, 2008 to December 31,2008	Year Ended September 30, 2008	Period February 1, 2008 to December 31, 2008	Period February 5, 2008 to December 31, 2008
International Bond	$37,085	$176,985	$—	$—
Emerging Market Debt	—	—	92	—
Strategic Income	—	—	—	2,208

The Advisor maintains a call center which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. Each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Share Classes	International Bond		Emerging Market Debt	Strategic Income
	Period October 1, 2008 to December 31,2008	Year Ended September 30, 2008	Period February 1, 2008 to December 31, 2008	Period February 5, 2008 to December 31, 2008
BlackRock	$406	$1,343	$33	$—
Institutional	1,083	4,231	9	6
Service	641	2,411	—	—
Investor A	4,777	17,251	7	8
Investor B	494	1,805	—	—
Investor C	832	2,945	3	4

Total	$8,233	$29,986	$52	$18

The following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	International Bond		Emerging Market Debt	Strategic Income
	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008	Period February 1, 2008 to December 31, 2008	Period February 5, 2008 to December 31, 2008
BlackRock	$3,982	$20,623	$2,099	$—
Institutional	11,057	52,053	17	27
Service	2,893	15,208	—	—
Investor A	7,214	31,788	6	91
Investor B	532	2,920	—	—
Investor C	2,048	10,519	10	150

Total	$27,726	$133,111	$2,132	$268

	Administration Fees Waived
Share Classes	International Bond		Emerging Market Debt	Strategic Income
	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008	Period February 1, 2008 to December 31, 2008	Period February 5, 2008 to December 31, 2008
BlackRock	$3,763	$690	$2,079	$—
Institutional	—	—	5	27
Service	—	—	—	—
Investor A	4,353	10,622	3	84
Investor B	—	—	—	—
Investor C	—	—	2	129

Total	$8,116	$11,312	$2,089	$240

40	ANNUAL REPORT	DECEMBER 31, 2008

Notes to Financial Statements (continued)

	Service and Distribution Fees
Share Classes	International Bond		Emerging Market Debt	Strategic Income
	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008	Period February 1, 2008 to December 31, 2008	Period February 5, 2008 to December 31, 2008
BlackRock	$—	$—	$—	$—
Institutional	—	—	—	—
Service	28,883	151,529	—	—
Investor A	72,118	317,483	61	919
Investor B	21,278	116,591	—	—
Investor C	81,068	420,489	394	6,015

Total	$203,347	$1,006,092	$455	$6,934

	Transfer Agent Fees
Share Classes	International Bond		Emerging Market Debt	Strategic Income
	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008	Period February 1, 2008 to December 31, 2008	Period February 5, 2008 to December 31, 2008
BlackRock	$4,035	$13,758	$117	$—
Institutional	16,217	79,440	109	75
Service	8,764	68,123	—	—
Investor A	57,591	234,195	78	82
Investor B	4,819	29,154	—	—
Investor C	12,005	51,453	41	47

Total	$103,431	$476,123	$345	$204

	Transfer Agent Fees Waived
Share Classes	International Bond		Emerging Market Debt	Strategic Income
	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008	Period February 1, 2008 to December 31, 2008	Period February 5, 2008 to December 31, 2008
BlackRock	$282	$—	$32	$—
Institutional	—	—	3	6
Service	—	—	—	—
Investor A	1,064	3,267	5	8
Investor B	—	—	—	—
Investor C	—	—	2	2

Total	$1,346	$3,267	$42	$16

	Transfer Agent Fees Reimbursed
Share Classes	International Bond		Emerging Market Debt	Strategic Income
	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008	Period February 1, 2008 to December 31, 2008	Period February 5, 2008 to December 31, 2008
BlackRock	$625	$—	$82	$—
Institutional	—	—	36	69
Service	—	—	—	—
Investor A	10,539	50	53	67
Investor B	—	—	—	—
Investor C	—	—	11	34

Total	$11,164	$50	$182	$170

ANNUAL REPORT	DECEMBER 31, 2008	41

Notes to Financial Statements (continued)

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At December 31, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2009	2010	2011
International Bond	$195,671	$49,991	$25,252
Emerging Market Debt	—	—	234,496
Strategic Income	—	—	171,545

Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

	Period October 1, 2008 to December 31,2008	Year Ended September 30, 2008	Period February 1, 2008 to December 31, 2008	Period February 5, 2008 to December 31, 2008
International Bond	$2,262	$23,109	$—	$—
Emerging Market Debt	—	—	13	—
Strategic Income	—	—	—	18,687

Affiliates received the following contingent deferred sales charges relating to transactions in Investor A, B, and C Shares:

Share Classes	International Bond		Emerging Market Debt	Strategic Income
	Period October 1, 2008 to December 31,2008	Year Ended September 30, 2008	Period February 1, 2008 to December 31, 2008	Period February 5, 2008 to December 31, 2008
Investor A	$3,485	$11,826	$—	$—
Investor B	8,866	32,683	—	—
Investor C	9,719	35,757	576	142

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned was as follows which are included in income and dividends—affiliated on the Statements of Operations:

	Period October 1, 2008 to December 31,2008	Year Ended September 30, 2008	Period February 1, 2008 to December 31, 2008	Period February 5, 2008 to December 31, 2008
International Bond	$394	$4,117	$—	$—
Emerging Market Debt	—	—	2	—
Strategic Income	—	—	—	2

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

During the year ended September 30, 2008, International Bond received reimbursements from an affiliate in the amount of $50,272 which are included in capital share transactions on the Statements of Changes in Net Assets, relating to processing errors.

Certain officers and/or trustees of the Fund are officers and/or trustees/ directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the period ended December 31, 2008, purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions), excluding short-term securities, dollar roll transactions and U.S. government securities were as follows:

	Purchases	Sales
International Bond	$104,998,153	$144,747,839
Emerging Market Debt	15,987,028	7,098,640
Strategic Income	5,302,819	1,478,032

For the period ended December 31, 2008, purchases and sales of U.S. government securities were as follows:

	Purchases	Sales
International Bond	$398,353	$2,741,195
Emerging Market Debt	205,668	201,895

For the period ended December 31, 2008, purchases and sales of mortgage dollar rolls for International Bond were $63,917,969 and $87,122,918, respectively.

42	ANNUAL REPORT	DECEMBER 31, 2008

Notes to Financial Statements (continued)

Written option transactions during the period ended December 31, 2008 are summarized as follows:

	International Bond
	Contracts	Premium
Balance at 9/30/08	(2,800)	$(1,049,300)
Written	—	—
Expired	—	—
Closed	—	—

Balance at 12/31/08	(2,800)	$(1,049,300)

	Emerging Market Debt
	Contracts	Premium
Balance at 2/01/08	—	$—
Written	(77)	(13,907)
Expired	77	13,907
Closed	—	—

Balance at 12/31/08	—	$—

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted on month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the periods ended December 31, 2008 or September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset value per share. The following permanent differences as of December 31, 2008 attributable to foreign currency transactions, reclassification of paydown gain and losses, reclassification of distributions paid, accounting for swap agreements, and amortization methods on fixed income securities were reclassified to the following accounts:

Portfolios	Undistributed (Distributions in excess of) Net Investment Income	Accumulated Net Realized Loss
International Bond	$108,253	$(108,253)
Emerging Market Debt	$(55,762)	$55,762

The tax character of distributions paid during the years ended December 31, 2008 and September 30, 2008:

	Ordinary Income	Tax Return of Capital	Total
International Bond
10/1/08 to 12/31/08	$33,520,916	$—	$33,520,916
9/30/08	16,130,711	—	16,130,711
9/30/07	793,347	15,185,649	15,978,996
Emerging Market Debt
2/1/08 to 12/31/08	485,204	—	485,204
Strategic Income
2/5/08 to 12/31/08	82,313	—	82,313

As of December 31, 2008, the tax components of accumulated earnings (losses) were as follows:

Portfolios	Undistributed Ordinary Income	Capital Loss Carryforward	Net Unrealized Losses*	Total Accumulated Net Earnings (Losses)
International Bond	$32,532,288	$(5,967,794)	$(20,986,542)	$5,577,952
Emerging Market Debt	—	(145,091)	(1,483,436)	(1,628,527)
Strategic Income	—	—	(388,597)	(388,597)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October capital and currency losses for tax purposes, accounting for swap agreements, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

As of December 31, 2008, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring December 31,
Portfolios	2014	2015	2016	Total
International Bond	$2,538,574	$208,463	$3,220,757	$5,967,794
Emerging Market Debt	—	—	145,091	145,091

ANNUAL REPORT	DECEMBER 31, 2008	43

Notes to Financial Statements (continued)

6. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statement of Assets and Liabilities.

7. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Period October 1, 2008 to December 31, 2008		Year Ended September 30, 2008		Year Ended September 30, 2007
International Bond	Shares	Amount	Shares	Amount	Shares	Amount
BlackRock
Shares sold	400,878	$4,450,515	2,456,389	$29,648,295	9,844,942	$109,321,101
Shares issued in reinvestment of dividends and distributions	332,814	3,627,967	109,983	1,319,072	99,210	1,111,279

Total issued	733,692	8,078,482	2,566,372	30,967,367	9,944,152	110,432,380
Shares redeemed	(1,068,632)	(11,726,715)	(4,097,108)	(49,101,436)	(15,554,227)	(172,555,631)

Net decrease	(334,940)	$(3,648,233)	(1,530,736)	$(18,134,069)	(5,610,075)	$(62,123,251)

Institutional
Shares sold	1,702,714	$18,895,797	2,912,882	$35,080,457	3,436,401	$37,913,192
Shares issued in reinvestment of dividends and distributions	545,599	5,937,165	194,230	2,329,875	171,113	1,909,434

Total issued	2,248,313	24,832,962	3,107,112	37,410,332	3,607,514	39,822,626
Shares redeemed	(2,397,918)	(26,257,193)	(5,397,676)	(65,260,130)	(6,102,328)	(67,495,349)

Net decrease	(149,605)	$(1,424,231)	(2,290,564)	$(27,849,798)	(2,494,814)	$(27,672,723)

Service
Shares sold	293,029	$3,253,607	1,595,289	$19,299,844	2,939,962	$32,724,325
Shares issued in reinvestment of dividends and distributions	269,387	2,936,662	122,760	1,473,465	152,866	1,706,519

Total issued	562,416	6,190,269	1,718,049	20,773,309	3,092,828	34,430,844
Shares redeemed	(868,479)	(9,525,987)	(3,371,989)	(40,575,777)	(3,635,635)	(40,325,324)

Net decrease	(306,063)	$(3,335,718)	(1,653,940)	$(19,802,468)	(542,807)	$(5,894,480)

Investor A
Shares sold	943,808	$10,371,963	5,871,429	$69,911,927	2,329,103	$25,831,118
Shares issued in reinvestment of dividends and distributions	674,273	7,357,183	263,454	3,157,834	242,080	2,701,064

Total issued	1,618,081	17,729,146	6,134,883	73,069,761	2,571,183	28,532,182
Shares redeemed	(4,314,011)	(47,474,653)	(3,325,192)	(39,932,181)	(5,845,649)	(64,816,663)

Net increase (decrease)	(2,695,930)	$(29,745,507)	2,809,691	$33,137,580	(3,274,466)	$(36,284,481)

44	ANNUAL REPORT	DECEMBER 31, 2008

Notes to Financial Statements (continued)

	Period October 1, 2008 to December 31, 2008		Year Ended September 30, 2008		Year Ended September 30, 2007
International Bond (concluded)	Shares	Amount	Shares	Amount	Shares	Amount
Investor B
Shares sold	1,242	$13,676	72,217	$874,421	38,969	$433,406
Shares issued in reinvestment of dividends and distributions	51,231	559,075	17,270	207,490	17,600	196,584

Total issued	52,473	572,751	89,487	1,081,911	56,569	629,990
Shares redeemed	(122,025)	(1,353,398)	(338,562)	(4,061,179)	(382,658)	(4,237,361)

Net decrease	(69,552)	$(780,647)	(249,075)	$(2,979,268)	(326,089)	$(3,607,371)

Investor C
Shares sold	124,410	$1,405,229	1,294,506	$15,692,671	743,409	$8,272,175
Shares issued in reinvestment of dividends and distributions	195,155	2,125,862	64,716	778,038	59,418	664,899

Total issued	319,565	3,531,091	1,359,222	16,470,709	802,827	8,937,074
Shares redeemed	(539,146)	(5,955,855)	(1,593,382)	(19,153,950)	(1,991,381)	(22,071,711)

Net decrease	(219,581)	$(2,424,764)	(234,160)	$(2,683,241)	(1,188,554)	$(13,134,637)

	Period February 1, 2008 to December 31, 2008
Emerging Market Debt	Shares	Amount
BlackRock
Shares sold	1,061,696	$10,609,436
Shares issued in reinvestment of dividends	329	3,200

Total issued	1,062,025	10,612,636
Shares redeemed	(67,499)	(658,520)

Net increase	994,526	$9,954,116

Institutional
Shares sold	28,239	$252,200
Shares issued in reinvestment of dividends	438	3,542

Total issued	28,677	255,742
Shares redeemed	(2,426)	(20,403)

Net increase	26,251	$235,339

Investor A
Shares sold	9,984	$87,771
Shares issued in reinvestment of dividends	45	395

Total issued	10,029	88,166
Shares redeemed	(1,296)	(12,129)

Net increase	8,733	$76,037

Investor C
Shares sold	24,059	$206,784
Shares issued in reinvestment of dividends	82	707

Total issued	24,141	207,491
Shares redeemed	(6,043)	(58,011)

Net increase	18,098	$149,480

ANNUAL REPORT	DECEMBER 31, 2008	45

Notes to Financial Statements (concluded)

	Period February 5, 2008 to December 31, 2008
Strategic Income	Shares	Amount
Institutional
Shares sold	39,919	$368,408
Shares issued in reinvestment of dividends and distributions	276	2,323

Total issued	40,195	370,731
Shares redeemed	(9,521)	(85,885)

Net increase	30,674	$284,846

Investor A
Shares sold	126,832	$1,163,669
Shares issued in reinvestment of dividends and distributions	1,797	15,766

Total issued	128,629	1,179,435
Shares redeemed	(22,836)	(211,027)

Net increase	105,793	$968,408

Investor C
Shares sold	376,169	$3,258,986
Shares issued in reinvestment of dividends and distributions	3,176	26,784

Total issued	379,345	3,285,770
Shares redeemed	(69,104)	(599,529)

Net increase	310,241	$2,686,241

There is a 2% redemption fee on shares of the Portfolios’ redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

8. Subsequent event:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

46	ANNUAL REPORT	DECEMBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Bond, Emerging Market Debt, and Strategic Income Portfolios [three of the thirty-four portfolios constituting the BlackRock Funds II (the “Fund”), (collectively, the “Portfolios”)] as of December 31, 2008, and the related statements of operations for the three month period then ended and the year ended September 30, 2008 for the International Bond Portfolio, the period from February 1, 2008 (commencement of operations) to December 31, 2008 for the Emerging Market Debt Portfolio and the period from February 5, 2008 (commencement of operations) to December 31, 2008 for the Strategic Income Portfolio, the statements of changes in net assets for the three month period ended December 31, 2008 and the two year period ended September 30, 2008 for the International Bond Portfolio, the period from February 1, 2008 to December 31, 2008 for the Emerging Market Debt Portfolio and the period from February 5, 2008 to December 31, 2008 for the Strategic Income Portfolio, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Bond, Emerging Market Debt, and Strategic Income Portfolios of the BlackRock Funds II as of December 31, 2008, the results of their operations, the changes in their net assets and the financial highlights for the periods specified, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock International Bond Portfolio, BlackRock Emerging Market Debt Portfolio and BlackRock Strategic Income Portfolio for the taxable period ended December 31, 2008:

Foreign Source Income
International Bond	20.49%
Emerging Market Debt	100.00%
Interest Related Dividends for Non-U.S. Residents
International Bond	9.68	%*
Strategic Income	90.43	%*
Short-Term Capital Gains Dividends for Non-U.S. Residents
Strategic Income	2.50	%*

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

ANNUAL REPORT	DECEMBER 31, 2008	47

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 1996	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 103 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 Funds 103 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 103 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2005	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 Funds 103 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 Funds 103 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 Funds 103 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	35 Funds 103 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 Funds 103 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

48	ANNUAL REPORT	DECEMBER 31, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; Formerly President, American Bar Association from 1995 to 1996.	35 Funds 103 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	35 Funds 103 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.	35 Funds 103 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 103 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

ANNUAL REPORT	DECEMBER 31, 2008	49

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	174 Funds 286 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 Funds 103 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	174 Funds 286 Portfolios	None

1	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

50	ANNUAL REPORT	DECEMBER 31, 2008

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodians

PFPC Trust Company

Philadelphia, PA 19153

Brown Brothers Harriman & Co.

New York, NY 10005

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, Inc.

New York, NY 10022

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

ANNUAL REPORT	DECEMBER 31, 2008	51

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

52	ANNUAL REPORT	DECEMBER 31, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

ANNUAL REPORT	DECEMBER 31, 2008	53

[THIS PAGE INTENTIONALLY LEFT BLANK.]

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock International Fund
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio
BlackRock Income Builder Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	DECEMBER 31, 2008	55

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

IBPEMDSIP-12/08-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Strategic Portfolio I
OF BLACKROCK FUNDS II
ANNUAL REPORT | DECEMBER 31, 2008

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008

A Letter to Shareholders

Dear Shareholder

The present time may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the bursting of the housing bubble and the resultant credit crisis swelled into an all-out global financial market meltdown that featured the collapse of storied financial firms, volatile swings in the world’s financial markets and monumental government responses designed to prop up the economy and stabilize the financial system.

The US economy appeared relatively resilient through the first half of 2008, when rising food and energy prices stoked fears of inflation. The tenor changed dramatically in the second half, as inflationary pressure subsided amid plummeting oil prices, while economic pressures escalated in the midst of a rapid deterioration in consumer spending, employment and other key indicators. By period-end, the National Bureau of Economic Research had confirmed what most already knew — the United States was in a recession, which officially began in December 2007. The Federal Reserve Board (the “Fed”), after slashing interest rates aggressively in the early months of the year, resumed that rate-cutting campaign in the fall, with the final reduction in December bringing the target federal funds rate to a record low range of between zero and 0.25%. Importantly, the central bank pledged that future policy moves to revive the global economy and financial markets would comprise primarily of nontraditional and quantitative easing measures, such as capital injections, lending programs and government guarantees.

Against this backdrop, US equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Declines were significant and broad-based, though smaller cap stocks posted somewhat better relative performance. Non-US stocks started off the year stronger, but quickly lost ground as the credit crisis revealed itself to be global in nature and as the global economy turned south. Overall, domestic equities notched better results than non-US equities, reversing the prior years’ trend of international equity outperformance.

In fixed income markets, investors shunned risky assets and sought to the safety and liquidity of US Treasury issues. Prices soared, while yields fell to record lows, with the Treasury sector topping all other asset classes over the reporting period. Amid spillover from historic events in the financial sector, municipals contended with fewer market participants, lack of liquidity, a challenging funding environment and a backlog of new-issue supply, all of which contributed to the sector’s underperformance relative to taxable issues. At the same time, economic turmoil combined with dislocated credit markets and substantial technical pressures resulted in the worst year on record for the high yield market.

In all, an investor flight to safety prevailed, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of December 31, 2008	6-month	12-month
US equities (S&P 500 Index)	(28.48)%	(37.00)%
Small cap US equities (Russell 2000 Index)	(26.94)	(33.79)
International equities (MSCI Europe, Australasia, Far East Index)	(36.41)	(43.38)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	17.70	20.06
Taxable fixed income (Barclays Capital US Aggregate Index*)	4.07	5.24
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	(2.49)	(2.47)
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index*)	(25.07)	(25.88)

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio outperformed the benchmark Citigroup Non-US World Government Bond Index (Hedged) for the 12-month period. (The Portfolio is used as a mechanism for BlackRock separate account fixed income US portfolios to opportunistically gain exposure to non-US assets. While the Portfolio is formally benchmarked against the abovementioned index, the positions are generally viewed in the context of the broader portfolios that are invested in this Portfolio. The Portfolio is part of a broader strategy.) The Portfolio recently changed its fiscal year end to December 31.

What factors influenced performance?

•

Over the period, as the financial crisis deepened and spread to Europe, global rates rallied significantly, benefiting the Portfolio’s overweight duration position in the Eurozone. As risk aversion increased amid a global flight to quality, the massive financial system delevering resulted in an unwinding of some of the more favored trades in the markets, including the currency carry trade (a strategy used to capture the difference between two currencies’ interest rates). As a result, the Portfolio’s long position in the low-yielding Japanese yen versus the US dollar enhanced relative performance. Additionally, the Portfolio’s overweight position in New Zealand spread product proved beneficial as the Reserve Bank of New Zealand aggressively cut rates late in the year by 325 basis points.

•

By contrast, positions in Japanese government bond floaters and inflation-linked Japanese government bonds detracted from performance over the year. As both were among the widely-held levered positions, the forced selling caused these bonds to underperform.

Describe recent Portfolio activity.

•

During the 12 months, we exited our small overweight in Canada, and moved out of Japanese government bond floaters and into a larger position in inflation-linked Japanese government bonds. We also have taken profits by reducing our overweight in New Zealand spread product and closing out our overweight in the Japanese yen. Finally, we added a position in UK government bonds.

Describe Portfolio positioning at period end.

•

Full year economic contractions are expected in much of the developed world in 2009, specifically in Germany, the United Kingdom, the United States and Japan. With the United States and Japan at or near zero base rates, we turn our attention to markets with the ability to reduce rates further. Given the scope for more aggressive moves by the European Central Bank and Band of England, we continue to maintain duration overweights in countries such as Germany and the United Kingdom, as we feel these bonds should outperform in the medium term.

•

Despite the global slowdown, the inflation rate implied by the current pricing of Japanese government bonds dramatically underestimates the actual expected inflation rate over the duration of the bonds. Largely a result of market technical factors, the current valuations are extremely attractive and these bonds should outperform as normalcy returns to the markets.

•

Finally, the Portfolio continues to hold an overweight position in New Zealand spread product. Recent economic data has confirmed an ongoing weakening trend in that country; combined with the global financial situation, this may force the central bank to continue cutting rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of December 31, 2008

Geographic Allocation	Percent of Long-Term Investments
Japan	38%
Germany	26
Austria	7
Italy	7
France	7
Netherlands	7
United Kingdom	6
United States	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	54%
AA	43
Unrated	3

1	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

Portfolio Composition	Percent of Long-Term Investments
Foreign Government Obligations	90%
Corporate Bonds	10

Although the countries and credit quality listed above were current as of the period indicated, the Portfolio is actively managed and its composition will vary.

4	BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008

Total Return Based on a $10,000 Investment

1	Assuming transaction costs and other operating expenses, including advisory fees.

2	The Portfolio invests primarily in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio normally invests at least 65% of its total assets in such bonds.

3	This unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is hedged to U.S. dollars.

Performance Summary for the Period Ended December 31, 2008

		Average Annual Total Returns[4]
	6-Month Total Returns	1 Year	5 Years	10 Years
Strategic Portfolio I	7.90%	9.01%	4.92%	6.58%
Citigroup Non-U.S. World Government Bond Index (Hedged)	8.31	8.01	5.36	5.40

4	See “About Portfolio’s Performance” on page 6 for a detailed description of performance related information. Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[5]
Strategic Portfolio I	$1,000.00	$1,078.96	$1.26	$1,000.00	$1,023.78	$1.22

5	For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.24%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008	5

About Portfolio’s Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assumes reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of the Portfolio. The Portfolio’s returns would have been lower if there were not such waivers and reimbursements. BlackRock Financial Management, Inc. is under no obligation to waive or continue waiving its fees after February 1, 2010.

Disclosure of Expenses

Shareholders of the Portfolio may incur the following charges: (a) expenses related to transactions; and (b) operating expenses, including advisory fees and other Portfolio expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Instruments

The Portfolio may invest in various derivative instruments, including futures and forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Portfolio’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Portfolio can realize on an investment or may cause the Portfolio to hold a security that it might otherwise sell. The Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008

Schedule of Investments December 31, 2008
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Germany — 0.4%
Talisman Finance Plc,
4.95%, 4/22/17(a)	EUR	198	$190,335

Italy — 4.7%
Buoni Poliennali del Tesoro,
2.75%, 6/15/10		1,600	2,227,567

United States — 1.7%
General Electric Capital Corp., Senior Unsubordinated Notes,
6.50%, 9/28/15	NZD	1,680	779,172

Total Corporate Bonds — 6.8%			3,197,074

Foreign Government Obligations
Austria — 4.9%
Republic of Austria Government Bonds,
5.00%, 7/15/12	EUR	1,550	2,294,836

France — 4.6%
French Treasury Notes,
2.50%, 7/12/10		1,550	2,171,967

Germany — 16.6%
Bundesrepublic Deutschland,
4.25%, 7/04/18		5,105	7,840,582

Japan — 24.9%
Japan Government CPI Linked Bonds, Series 14,
1.20%, 12/10/17	JPY	1,100,000	10,752,109
Japan Government CPI Linked Bonds, Series 9,
1.10%, 9/10/16		99,000	975,570

			11,727,679

Netherlands — 4.5%
Kingdom of Netherlands Bonds,
4.00%, 1/15/37	EUR	1,450	2,102,014

United Kingdom — 4.0%
United Kingdom Treasury Bonds,
5.00%, 3/07/12	GBP	1,225	1,907,854

Total Foreign Government Obligations — 59.5%			28,044,932

Total Long-Term Investments (Cost — $30,315,346) — 66.3%			31,242,006

	Shares
Short-Term Securities
TCW Money Market Fund, 1.38%(b) (Cost — $1,000,000) — 2.1%	USD	1,000,000	1,000,000

Total Investments (Cost — $31,315,346*) — 68.4%			32,242,006
Other Assets in Excess of Liabilities — 31.6%			14,906,731

Net Assets — 100.0%			$47,148,737

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$31,407,462

Gross unrealized appreciation	$2,077,290
Gross unrealized depreciation	(1,242,746)

Net unrealized appreciation	$834,544

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents current yield as of report date.

•	Financial futures contracts purchased as of December 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
29	Euro-Bobl	March 2009	$4,684,585	$31,709
149	Euro-Bund	March 2009	$25,856,491	420,588

Total				$452,297

•	Financial futures contracts sold as of December 31, 2008 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
83	U.S. Treasury Notes (10 Year)	March 2009	$10,437,250	$61,136
6	Japan Government Bond (10 Year)	March 2009	$9,274,352	(44,503)

Total				$16,633

•	Cash of $100,000 pledged as collateral in connection with open financial futures contracts.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names of certain securities have been abbreviated according to the list on the right.	AUD	Australian Dollar	JPY	Japanese Yen
	CAD	Canadian Dollar	NZD	New Zealand Dollar
	EUR	Euro	USD	United States Dollar
	GBP	British Pound

See Notes to Financial Statements.

BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008	7

Schedule of Investments (concluded)

•	Foreign currency exchange contracts as of December 31, 2008 were as follows:

	Currency Purchased		Currency Sold	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,800,000	USD	5,283,231	1/21/09	$(6,181)
EUR	425,000	USD	547,464	1/21/09	42,733
EUR	235,000	USD	320,132	1/21/09	6,212
EUR	230,000	USD	298,807	1/21/09	20,593
EUR	170,000	USD	225,872	1/21/09	10,207
EUR	135,000	USD	171,168	1/21/09	16,306
EUR	115,000	USD	160,416	1/21/09	(716)
EUR	31,000	USD	43,363	1/21/09	(314)
JPY	40,000,000	USD	432,638	1/21/09	8,814
JPY	30,000,000	USD	328,863	1/21/09	2,226
JPY	17,095,000	USD	184,714	1/21/09	3,952
NZD	610,000	USD	356,477	1/21/09	(1,230)
USD	268,857	AUD	420,000	1/21/09	(23,255)
USD	253,543	CAD	300,000	1/21/09	10,618
USD	23,142,756	EUR	18,222,500	1/21/09	(2,162,781)
USD	713,978	EUR	500,000	1/21/09	19,629
USD	366,336	EUR	290,000	1/21/09	(36,387)
USD	274,893	EUR	200,000	1/21/09	(2,847)
USD	205,561	EUR	148,000	1/21/09	34
USD	201,599	EUR	140,000	1/21/09	7,181
USD	182,794	EUR	145,000	1/21/09	(18,567)
USD	180,339	EUR	140,000	1/21/09	(14,078)
USD	92,567	EUR	70,000	1/21/09	(4,642)
USD	2,080,214	GBP	1,405,000	1/21/09	61,410
USD	45,981	GBP	32,000	1/21/09	1
USD	10,658,755	JPY	988,226,500	1/21/09	(247,614)
USD	441,650	JPY	40,000,000	1/21/09	198
USD	361,224	JPY	32,825,000	1/21/09	(1,043)
USD	223,201	JPY	20,000,000	1/21/09	2,475
USD	177,930	JPY	16,000,000	1/21/09	1,349
USD	177,820	JPY	16,000,000	1/21/09	1,238
USD	997,600	NZD	1,629,000	1/21/09	48,914
USD	135,339	NZD	245,000	1/21/09	(7,342)
AUD	416,000	USD	265,408	1/28/09	23,687

Total					$(2,239,220)

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Portfolio’s investments:

	Investments in Securities	Other Financial Instruments **
Valuation Inputs	Assets	Assets	Liabilities
Level 1	$1,000,000	$513,433	$(44,503)
Level 2	31,242,006	287,777	(2,526,997)
Level 3	—	—	—

Total	$32,242,006	$801,210	$(2,571,500)

**	Other financial instruments are forward currency exchange contracts and financial futures contracts.

See Notes to Financial Statements.

8	BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008

Statement of Assets and Liabilities

December 31, 2008
Assets
Investments at value (Cost - $31,315,346)	$32,242,006
Cash	16,623,604
Interest receivable	394,456
Unrealized appreciation on foreign currency exchange contracts	287,777
Cash collateral pledged for futures contracts	100,000
Foreign currency at value (Cost - $74,221)	72,598
Margin variation receivable	5,324
Receivable from advisor	1,729
Dividends receivable	368
Prepaid expenses	2,738

Total assets	49,730,600

Liabilities
Unrealized depreciation on foreign currency exchange contracts	2,526,997
Other affiliates payable	12,018
Officer’s and Trustees’ fees payable	3,674
Income dividends payable	2,883
Other accrued expenses payable	36,291

Total liabilities	2,581,863

Net Assets	$47,148,737

Net Assets Consist of
Paid-in capital	$47,247,379
Undistributed net investment income	1,492,815
Accumulated net realized loss	(751,100)
Net unrealized appreciation/depreciation	(840,357)

Net Assets	$47,148,737

Net Asset Value
Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,542,201

Net Asset Value	$8.51

See Notes to Financial Statements.

BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008	9

Statements of Operations

	Period October 1, 2008 to December 31, 2008	Year Ended September 30, 2008
Investment Income
Interest	$368,322	$1,767,239
Interest - affiliated	1	6
Dividends	2,602	164,536

Total investment income	370,925	1,931,781

Expenses
Investment advisory	24,532	109,465
Professional	22,224	29,078
Administration	12,266	54,732
Printing	6,914	12,132
Officer and Trustees	7,234	17,713
Transfer agent	346	594
Custodian	1,000	30,000
Miscellaneous	1,014	5,291

Total expenses	75,530	259,005
Less fees waived by advisor	(24,532)	(109,465)
Less administration fees waived	(12,266)	(33,460)
Less transfer agent fees waived	(17)	—
Less fees paid indirectly	(1)	(2)
Less expenses reimbursed by advisor	(6,873)	(1,539)

Total expenses after waivers, reimbursement and fees paid indirectly	31,841	114,539

Net investment income	339,084	1,817,242

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	879,313	(708,727)
Futures	1,927,184	(517,365)
Foreign currency transactions	2,882,214	3,901,691

	5,688,711	2,675,599

Net change in unrealized appreciation/depreciation on:
Investments	1,211,912	(1,882,257)
Futures	157,193	545,507
Foreign currency transactions	(5,244,562)	1,296,114

	(3,875,457)	(40,636)

Total realized and unrealized gain	1,813,254	2,634,963

Net Increase in Net Assets Resulting from Operations	$2,152,338	$4,452,205

See Notes to Financial Statements.

10	BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2008	2007
Operations
Net investment income	$339,084	$1,817,242	$2,332,632
Net realized gain (loss)	5,688,711	2,675,599	(3,399,136)
Net change in unrealized appreciation/depreciation	(3,875,457)	(40,636)	2,399,358

Net increase in net assets resulting from operations	2,152,338	4,452,205	1,332,854

Dividends to Shareholders From
Net investment income	(4,014,441)	(1,781,495)	(3,307,632)

Capital Share Transactions
Shares sold	—	8,419,009	11,265,335
Shares issued in reinvestment of dividends	3,997,065	1,714,287	3,172,447
Shares redeemed	(7,178,866)	(17,709,273)	(37,394,000)

Net decrease in net assets derived from capital share transactions	(3,181,801)	(7,575,977)	(22,956,218)

Net Assets
Total decrease in net assets	(5,043,904)	(4,905,267)	(24,930,996)
Beginning of period	52,192,641	57,097,908	82,028,904

End of period	$47,148,737	$52,192,641	$57,097,908

End of period undistributed (distributions in excess of) net investment income	$1,492,815	$(384,271)	$(3,276,747)

See Notes to Financial Statements.

BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008	11

Financial Highlights

	Period October 1, 2008 to	Year Ended September 30,
	December 31, 2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.88	$8.55	$8.66	$8.78	$8.75	$8.85

Net investment income[1]	0.06	0.30	0.28	0.30	0.36	0.33
Net realized and unrealized gain (loss)	0.35	0.32	(0.01)	(0.09)	0.03	(0.10)

Net increase from investment operations	0.41	0.62	0.27	0.21	0.39	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.78)	(0.29)	(0.38)	(0.30)	(0.36)	(0.16)
Net realized gain	—	—	—	(0.03)	—	—
Tax return of capital	—	—	—	—	—	(0.17)

Total dividends and distributions	(0.78)	(0.29)	(0.38)	(0.33)	(0.36)	(0.33)

Net asset value, end of period	$8.51	$8.88	$8.55	$8.66	$8.78	$8.75

Total Investment Return
Based on net asset value	4.69%[2]	7.30%	3.26%	2.49%	4.47%	2.69%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.26%[3]	0.21%	0.14%	0.18%	0.20%	0.23%

Total expenses after waivers, reimbursement and fees paid indirectly	0.26%[3]	0.21%	0.14%	0.18%	0.22%	0.42%

Total expenses	0.62%[3]	0.47%	0.40%	0.47%	0.58%	0.71%

Net investment income	2.77%[3]	3.32%	3.30%	3.50%	4.03%	3.80%

Supplemental Data
Net assets, end of period (000)	$47,149	$52,193	$57,098	$82,029	$71,286	$67,310

Portfolio turnover	33%	58%	40%	156%	223%	203%

1	Based on average shares outstanding.

2	Aggregate total investment return.

3	Annualized.

See Notes to Financial Statements.

12	BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2008, the Fund had 34 registered portfolios. These financial statements relate to the Fund’s Strategic Portfolio I (the “Portfolio”). The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

Shares of the Portfolio are offered to separate account clients of the investment advisor or certain of its affiliates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation of Investments: The Portfolio values their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at the net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Portfolio is determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Derivative Financial Instruments: The Portfolio may engage in various portfolio investment strategies to increase the return of the Portfolio and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Futures Contracts - The Portfolio may purchase or sell financial or index futures contracts and options on financial futures contracts for investment purposes or to manage its interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Forward Currency Contracts - A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolio may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency related to the U.S. dollar.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of

BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008	13

Notes to Financial Statements (continued)

investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio segregate assets in connection with certain investments (e.g., forward foreign currency contracts or financial futures contracts), the Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual method. The Portfolio amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolio’s financial statement disclosures is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the annual rate of 0.20%.

The Advisor has contractually agreed to waive all of its advisory fees and to waive or reimburse fees or expenses in order to limit expenses to 0.26% (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) of the Portfolio’s average daily net assets until February 1, 2010. These agreements are reviewed annually by the Portfolio’s Board.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio.

The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Transfer agent fees are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Portfolio, check writing, anti-money laundering services, and customer identification services.

14	BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008

Notes to Financial Statements (continued)

PNCGIS and BlackRock Advisor, LLC, an indirect, wholly owned subsidiary of BlackRock, Inc., act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentages of average daily net assets of the Portfolio: 0.025% of the first $500 million of the Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, the co-administrators may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

If within two years following a waiver or reimbursement, the operating expenses of the Portfolio that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At December 31, 2008, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31,
2009	2010	2011
$136,699	$86,386	$120,502

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolio. The income earned for the period October 1, 2008 to December 31, 2008 and for the year ended September 30, 2008 was $1 and $6, respectively, which is included in interest - affiliated on the Statements of Operations.

The Portfolio may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or trustees/directors of BlackRock, Inc. or its affiliates. The Portfolio reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the period October 1, 2008 to December 31, 2008, purchases and sales of investments, excluding short-term securities, were $10,917,761 and $15,380,896, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolio paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Portfolio pays a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolio did not borrow under the credit agreement during the period October 1, 2008 to December 31, 2008 or the year ended September 30, 2008.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The following permanent differences as of December 31, 2008 attributable to foreign currency transactions were reclassified to the following accounts:

Undistributed Net Investment Income	$5,552,443
Accumulated Net Realized Loss	(5,552,443)

The tax character of distributions paid during the period October 1, 2008 to December 31, 2008 and the years ended September 30, 2008 and September 30, 2007 were as follows:

	10/01/2008 - 12/31/2008	09/30/2008	09/30/2007
Distributions paid from Ordinary income	$4,014,441	$1,781,495	$3,304,366

As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income	$211,310
Capital loss carryforward	(598,031	)*
Net unrealized gains	288,079	**

Total accumulated losses	$(98,642)

*	As of December 31, 2008, the Portfolio had a capital loss carryforward of $598,031, of which $464,467 expires in 2014 and $133,564 expires in 2015. This amount will be available to offset future realized capital gains.
**	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of straddle losses for tax purposes and the deferral of post-October currency losses for tax purposes.

BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008	15

Notes to Financial Statements (concluded)

6. Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities.

7. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Period October 1, 2008 to December 31, 2008	Year Ended September 30,
		2008	2007
Shares sold	—	932,679	1,344,890
Shares issued in reinvestment of dividends	470,549	191,687	374,329

Total issued	470,549	1,124,366	1,719,219
Shares redeemed	(805,439)	(1,928,194)	(4,506,782)

Net decrease	(334,890)	(803,828)	(2,787,563)

8. Subsequent Event:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

16	BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of Strategic Portfolio I:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Strategic Portfolio I (the “Portfolio”) [one of the thirty-four portfolios constituting the BlackRock Funds II (the “Fund”)] as of December 31, 2008, and the related statements of operations for the three month period then ended and the year ended September 30, 2008, the statements of changes in net assets for the three month period ended December 31, 2008 and for each of the two years in the period ended September 30, 2008, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Strategic Portfolio I of the BlackRock Funds II as of December 31, 2008, the results of its operations for the three month period then ended and the year ended September 30, 2008, the changes in its net assets for the three month period ended December 31, 2008 and for each of the two years in the period ended September 30, 2008, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Strategic Portfolio I for the taxable period ended December 31, 2008:

Foreign Source Income	27.48%
Interest Related Dividends for Non-U.S. Residents	8.45	%*

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008	17

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 1996	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 103 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 Funds 103 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and formerly Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 103 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	Since 2005	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 Funds 103 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 Funds 103 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2001	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 Funds 103 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	35 Funds 103 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 Funds 103 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

18	BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; Formerly President, American Bar Association from 1995 to 1996.	35 Funds 103 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	35 Funds 103 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society from 1998 to 2005.	35 Funds 103 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 103 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
2	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008	19

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Interested Trustees[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004	174 Funds 286 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	35 Funds 103 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007	Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	174 Funds 286 Portfolios	None

1	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

20	BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Fund President and Chief Executive Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2003	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer of the Funds	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Investment Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Address of the Portfolio

100 Bellevue Parkway

Wilmington, DE 19809

Co-Administrator and Transfer Agent

PNC Global Investment

Servicing (U.S.) Inc.

Wilmington, DE 19809

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008	21

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

22	BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information (if any) on how proxies relating to the Fund’s voting securities were voted by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge on our website at www.blackrock.com, by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK STRATEGIC PORTFOLIO I	DECEMBER 31, 2008	23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

STRAT-1208-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Portfolio I4	$15,700	$18,000	$0	$0	$6,100	$6,100	$0	$1,049
Emerging Market Debt Portfolio[5]	$35,000	N/A	$0	N/A	$6,100	N/A	$1,049	N/A
International Bond Portfolio[4]	$27,700	$30,000	$0	$0	$6,100	$6,100	$0	$1,049
Strategic Income Portfolio[5]	$27,000	N/A	$0	N/A	$6,100	N/A	$1,049	N/A

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.
4	Fiscal year end changed from September 30 to December 31 effective December 31, 2008.
5	Fund commenced operations in February 2008.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Portfolio I	$411,100	$412,149
Emerging Market Debt Portfolio	$412,149	N/A
International Bond Portfolio	$411,100	$412,149
Strategic Income Portfolio	$412,149	N/A

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $405,000, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of BlackRock Funds II

Date: February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: February 23, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: February 23, 2009